                                                                    Exhibit 10.4



                       CONTRACT FOR QUICKBIRD SPACECRAFT

                       CONTRACT NUMBER SE.1M.PRJ.0004.A



INTRODUCTION
------------

EarthWatch Incorporated, a corporation organized and existing under the laws of the State of Delaware, having an office at 1900 Pike Road, Longmont, Colorado 80501 (hereinafter referred to as "EarthWatch") and Ball Aerospace & Technologies Corp., a corporation organized and existing under the laws of Delaware, with offices at 1600 Commerce Street, Boulder, Colorado 80301 (hereafter referred to as "BATC") entered into a Letter Contract effective February 5, 1996 for the EarthWatch QuickBird Space Segment Project. The parties acknowledge the Letter Contract has been terminated. This Contract supersedes that Letter Contract effective February 5, 1996 as amended. This Agreement is effective from June 9, 1998 (the "Effective Date").

ARTICLE 1: OVERALL SCOPE OF THE PROJECT
---------------------------------------

Subject to the Terms and Conditions set forth in Exhibit A entitled "Contract for the EarthWatch Project One QuickBird Space Segment" attached hereto of this contract BATC shall provide the necessary resources for the definition, design, production, integration, test, verification, of one (1) QuickBird Spacecraft, Ground Support Equipment (GSE), and associated miscellaneous data and software. In connection therewith, BATC shall perform the Services and produce the Deliverables specified in the Statement of Work, number SE. 1 M. PRJ. 002 dated May 28, 1998, entitled EarthWatch QuickBird Satellite attached hereto as EXHIBIT C (the "Statement of Work") in accordance with the delivery dates. Subject to the Terms and Conditions, Exhibit A, of this Contract, EarthWatch agrees to accept the Services and Deliverables specified in the Statement of Work. The Deliverables shall meet the requirements specified in the Specification, entitled Spacecraft Bus and Instrument EarthWatch QuickBird Spacecraft dated June 23, 1997, attached hereto as EXHIBIT D (the " Specifications").

ARTICLE 2: PRICE AND PAYMENT
----------------------------

2.1   Price

The total fixed prices for the Deliverables and Services, are specified in Exhibit E. All prices contained within this provision are exclusive of shipping costs, transportation insurance, and all taxes, as defined in Exhibit A paragraph 5 occasioned by the sale, ownership or use of the goods or services furnished. EarthWatch agrees to pay all such taxes and duties.

2.2  Payments
     --------

     2.2. 1. Payments shall be made by EarthWatch to BATC at the time specified in Exhibit E. The payments are in advance of the performance of the milestones specified for each month.

In the event BATC does not complete a milestone by the end of the month, BATC shall issue a credit in the amount of the missed milestone. EarthWatch may reduce the amount of the next payment by the amount of the credit unless BATC completes the milestone before the due date of the next payment. If EarthWatch takes the credit, EarthWatch shall pay for that milestone when completed at the time of the next payment.

     2.2.2. It is recognized that EarthWatch currently has sufficient funds in place only to make the payments specified for the Telescope Option (No. 2) set forth in Exhibit E and that additional financing needs to be obtained by EarthWatch to make additional payments to perform the entire scope of the Contract. EarthWatch agrees to keep BATC informed of its efforts to obtain said additional financing and if EarthWatch does not exercise its option to stop work per Article 7, EarthWatch agrees to:

(a) demonstrate to BATC's satisfaction that sufficient funds are available to make payments as they are due per Exhibit E and cover termination liabilities per Section 6 of Exhibit A; or

(b) if BATC is not satisfied per (a) above, EarthWatch shall establish an irrevocable letter of credit for such time periods as mutually agreed, confirmed at a United States bank acceptable to BATC, in amounts necessary to secure payments for the termination liabilities arising under Section 6 of Exhibit A. Such amounts shall be provided to EarthWatch by BATC from time to time consistent with the financing situation. Such letters of credit shall provide payment to BATC immediately upon presentation of an invoice by BATC for an amount validated by the third party audit specified in Section 6 of Exhibit A following termination of this contract, in whole or in part, for any reason. The amount in the letter of credit at any time shall not be greater than the total termination liability less payments made to date by EarthWatch unless otherwise mutually agreed.

ARTICLE 3. OPTION TO PURCHASE ONE ADDITIONAL QUICKBIRD SPACE SEGMENT
--------------------------------------------------------------------

BATC grants to EarthWatch an option to purchase one (1) additional One Meter QuickBird Space Segment in accordance with the terms and conditions set forth in this Contract. The prices and option exercise dates required in the exercise of this option are set forth in Exhibit B, 'Option To Purchase" One (1) One Meter Spacecraft Segment of this Contract. This option is only valid if the stop work options per article 7 are not in effect at the time of the exercise date.

ARTICLE 4. EXHIBITS
-------------------

The following EXHIBITS are attached to the Contract and are a part hereof.

EXHIBIT A contains the Terms and Conditions applicable to this Contract.

EXHIBIT B contains the Option to Purchase Requirement applicable to this Contract.

EXHIBIT C contains the Statement of Work applicable to this Contract.

EXHIBIT D contains the Specification applicable to this Contract.

EXHIBIT E contains the Payment Schedules applicable to this Contract.

EXHIBIT F contains the Three Party Confidentiality Agreement applicable to this Contract.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in duplicate by their respective duly authorized representatives as of the date first above written.



EarthWatch Incorporated:



By:   /s/ Walter S. Scott
   -----------------------------
   Walter S. Scott
   Chief Executive Officer & President


Ball Aerospace & Technologies Corp.


By:   /s/ E.L. Vande Noord
   ------------------------------
   E. L. Vande Noord
   Senior Vice President and General Manager
   Ball Aerospace & Technologies Corp.

                                   EXHIBIT A

                                      to

        Contract for the EarthWatch Project One QuickBird Space Segment

                             Terms and Conditions



UNLESS OTHERWISE STATED, ALL CAPITALIZED TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THIS CONTRACT, EXHIBIT C--STATEMENT OF WORK, OR EXHIBIT D--SPECIFICATION


1.  Acceptance of Deliverables.

    1.1 Acceptance of the Spacecraft. Shipment approval and preliminary acceptance by EarthWatch shall occur at BATC's facility following satisfactory completion of the Pre-Ship Review as specified in the Statement of Work section 11.2. Final acceptance of the Spacecraft shall occur at the launch site if launched within the Continental United States (CONUS) or immediately following entry into international airspace if launched other than the CONUS.

    1.2 Acceptance of Ground Support Equipment or Other Deliverables. Shipment approval shall occur as specified in the Statement of Work. GSE items to be delivered under this Contract shall be accepted by EarthWatch after lift-off of the Spacecraft. Acceptance of Telescope or Instrument Deliverables under the options specified in ''7.2.2 and 7.2.3 shall occur as specified in Exhibit C; Statement of Work.

    1.3 Title and Risk of Loss of Spacecraft and Other Deliverables. Except as noted below, title to the Deliverables shall remain with BATC and identification and Title to the Deliverables shall pass to EarthWatch upon acceptance at the launch site or immediately upon entry into international airspace. The risk of loss for Deliverables shall pass to EarthWatch upon completion of the Shipment approval and preliminary acceptance, as specified in EXHIBIT C.

    1.4 Title and Risk of Loss of Telescope and Instrument Deliverables. In the event that EarthWatch selects an option as identified in '7 title and risk of loss of the Telescope and Instrument Deliverables shall pass to EarthWatch following final payment.

2. Mutual Confidentiality: Disclosure of confidential and proprietary information shall be treated in accordance with the terms of the Three Party Confidentiality Agreement between BATC, EarthWatch, and Kodak dated as noted, included herein as EXHIBIT F.

    Subject to good faith concerns related to disclosure of BATC confidential and proprietary information and technical data to competitors, BATC authorizes EarthWatch to disclose confidential and proprietary information and technical data to EarthWatch contractors, subcontractors, and existing EarthWatch Master Distributors (Telespazio and Hitachi), including their contractors and subcontractors, as necessary to design and implement the EarthWatch Remote Ground Terminals, Mission Control Center, and data archive and image processing facilities provided that EarthWatch shall enter into Confidentiality Agreements with each such entity that requires such entity to protect the information in the same manner as EarthWatch is required to do under the terms of this Contract. BATC shall evaluate entering into such agreements with future Master Distributors as EarthWatch may designate. EarthWatch is aware that such information may be subject to export restrictions and EarthWatch will be responsible for complying with all export regulations as noted in (S)16.5.

3. Use of Facilities: BATC and BATC's employees, contractors and agents who are performing Services shall have access to appropriate EarthWatch and Contractor sites as needed to perform their tasks. BATC shall be responsible for BATC's and associated personnel observing site rules and regulations, including, but not limited to, safety regulations, security requirements and rules relating to working in harmony with others at the site.

    BATC agrees to afford EarthWatch, its employees and employees of EarthWatch Master Distributors (Telespazio and Hitachi) access to all work being performed at BATC's facilities, at all reasonable times during the term of the contract provided that such access does not unreasonably interfere with such work. The number of EarthWatch employees who have such access shall be controlled by mutual agreement between BATC and EarthWatch. EarthWatch and its employees will abide by BATC site regulations, including, but not limited to safety regulations, security requirements and rules relating to access to BATC's facilities. EarthWatch is aware that all technical data information is subject to export restrictions and EarthWatch will be responsible for providing the necessary government authorizations and approvals. BATC shall provide all reasonable support to assist EarthWatch in gaining such approvals.

4.  Payment Directions and Security Interests:

    4.1 Security Interests. BATC shall retain title until title passes pursuant to (S)(S) 1.3 and 1.4 hereof. Following passage of title, BATC shall retain a perfected first security interest in the Deliverables until all amounts due and payable to BATC have been paid in full.

        In the event BATC becomes insolvent or bankrupt and is unable to provide adequate assurance of performance acceptable to EarthWatch, EarthWatch shall have the right to take possession of the components for one QuickBird Satellite and shall have a perfected first security interest to the extent of payments by EarthWatch to BATC until title transfers.

    4.2 EarthWatch shall make payments net in U.S. dollars on or before the dates specified in Exhibit E or B, as the case may be, to the following address:

            BATC
            c/o The First National Bank of Chicago
            Attn.: 70644/Ball Corporation
            P.O. Box 70644
            Chicago, IL 60673-0644

                 Payments may also be made by wire transfer to:
                 The First National Bank of Chicago, Chicago, IL
            Routing/Transfer No. 71000013
            Account No. 50-11884

                 Include the following information:
            EarthWatch Incorporated, Longmont, CO
            Customer No. 041860101
            Payment No.: To be completed with each transfer from Exhibit E Amount Paid: To be completed with each transfer from Exhibit E Contract No. SE.1M.PRJ.0004.A

    4.5 Milestone Completion: BATC shall prepare and deliver to EarthWatch a Milestone Certificate for each milestone that BATC completes. EarthWatch shall sign each certificate to signify EarthWatch's agreement that the milestone has been completed. In the event that EarthWatch does not agree with the completion of a milestone EarthWatch shall so notify BATC in writing within five (5) business days of receipt of the milestone certificate. If it is determined that BATC has not completed the milestone as specified in Exhibit E, the payment will be credited as provided for in Article 2.2.

5. Taxes: All taxes and similar assessments, levies and government-imposed obligations arising with respect to Deliverables and/or support services (except for taxes on BATC's income) shall be the obligation of and be paid by EarthWatch whether such taxes become due upon payments under the contract or upon a future tax assessment as a result of an audit, or other event or notification by the relevant tax authority. For this purpose and unless otherwise indicated below, taxes shall mean any and all U.S., and its states and localities, and Russian, including any regional, state, province or other locality, sales and use, value added (including reverse charge value added tax), turnover, import duty, import VAT, property, excise, privilege or other fees, duties or taxes assessed by the sale, ownership, or use of the goods or services provided.

    5.1 Sales and Use Taxes. All applicable payments for sales and use taxes shall be collected from EarthWatch by BATC and remitted to the proper taxing authority, in the legally defined time frame determined by each taxing authority.

        5.1.1 Non-Recurring Engineering Services. The parties have initially determined that there are Non-Recurring Engineering Services associated with the performance of this Contract. Such services will be exempt from Sales and Use Tax. BATC has identified that $1,900,000 of the price is for such services.

        5.1.2 Sales Tax Exemption. The final products are tangible personal property and subject to Colorado Sales and Use Tax unless a properly completed Colorado Resale or Sales Tax Exemption Certificate is provided to BATC by EarthWatch. EarthWatch agrees to reimburse BATC for tax, interest, and any penalty assessed by the State of Colorado or other taxing authority arising from a determination by the State of Colorado or other taxing authority that the claim for exemption is denied or that the non-recurring engineering services are taxable as sales. BATC shall provide all reasonable support to assist EarthWatch in gaining such determination.

   5.2 Licenses. Gross Receipts, Business and Occupation Taxes. Each company will be responsible for its own licenses, gross receipts (with the exception of any sales taxes referred to as gross receipts), and business and occupation taxes.

   5.3 Property Taxes. Each company will be responsible for property taxes due on property owned by the respective company with the exception of any assessed property that constitutes a contract Deliverable. EarthWatch will be responsible for property taxes on Contract Deliverables.

   5.4 Other Taxes. Each company will be responsible for its own corporate income or franchise taxes based upon income and/or net worth.

6. Termination
   -----------

   6.1 Termination by BATC for Default by EarthWatch. BATC may terminate EarthWatch for default if EarthWatch does not pay BATC the amounts due under this contract as specified in Article 2, Section 4 of Exhibit A and Exhibit E. In addition, BATC may terminate EarthWatch for Default if 30 days after receipt of a notice for Termination for Default and EarthWatch fails to cure the default condition. Conditions constituting default include: (a) BATC determines in good faith that EarthWatch does not have the ability to adequately cover financial liabilities, including its existing and future obligations to BATC pursuant to paragraph 2.2.2 of Article 2; (b) EarthWatch declares bankruptcy or enters receivership or; (c) EarthWatch fails to meet any material obligation under this contract.

        6.1.1 Upon issuing a termination notice to EarthWatch under this section, BATC shall promptly stop work and place no further orders, terminate all existing orders (to the extent necessary) and shall settle with any and all applicable subcontractors and vendors in a commercially reasonable manner. EarthWatch shall be required to pay BATC's incurred costs(as verified by a mutually agreeable, independent, third party audit), any unpaid procurement obligations (as verified by a mutually agreeable independent third party audit), reasonable and customary termination expenses (as verified by a mutually agreeable independent third party audit) plus a reasonable profit not to exceed the contract value. EarthWatch shall also pay interest at the rate of 15% per annum accruing 30 days after the receipt of an invoice and the cost of collections for such, if any, including reasonable attorney's fees.

     6.1.2 Upon receipt of all amounts due under the contract, BATC shall provide to EarthWatch in an "as is" condition, all Deliverables for the contracted QuickBird Satellite(s) including flight hardware, ground support equipment, software, and data as defined in the Statement of Work, either completed or in process as of the date of termination. To the extent permitted to do so under the subcontracts.

     6.1.3 If EarthWatch fails to pay BATC, for any reason, the total amount due under this contract, the rights, titles and possession of all the contract Deliverables will be vested in BATC and EarthWatch and/or any appointed receivership shall not have any claim in ownership.

     6.1.4 In the event of default by EarthWatch, nothing in this section shall preclude BATC from pursuing its other remedies at law or equity.

6.2 Termination by EarthWatch for Default by BATC. EarthWatch may terminate BATC for default if 30 days after receipt of a notice for Termination for Default and BATC fails to cure the default condition. Conditions that constitute default are: BATC fails to meet any material obligation under this contract.

     6.2.1 Upon receipt of a termination notice under this section, BATC shall promptly stop work and place no further orders, and terminate all existing orders (to the extent necessary) and shall settle with any and all applicable subcontractors and vendors in a commercially reasonable manner. EarthWatch will pay BATC's actual incurred costs (as verified by a mutually agreeable, independent, third party audit) and any unpaid procurement obligations (as verified by an independent third party audit). This shall not exceed 90% of the contract value. EarthWatch shall also pay interest at the rate of 15% per annum accruing 30 days after the receipt of a termination invoice and the cost of collections for such, if any, including reasonable attorney's fees.

     6.2.2 Upon receipt of all amounts due under the contract, BATC shall provide to EarthWatch in an "as is" condition, all Deliverables for the contracted QuickBird Satellite(s) including flight hardware, ground support equipment, software, and data as defined in the Statement of Work, either completed or in process as of the date of termination. To the extent permitted to do so under the subcontracts.

     6.2.3 In the event of default by BATC, nothing in this section shall preclude EarthWatch from pursuing its other remedies at law or equity.

     6.3 Termination for Convenience by EarthWatch. EarthWatch may in good faith terminate the Contract at any time for convenience on 30 days written notice to BATC provided EarthWatch is not in default of any material provision of this contract prior to the date of termination. Upon receipt of a termination notice under this section, BATC shall promptly stop work and place no further orders, and terminate (to the extent necessary) and shall settle with any and all applicable subcontractors and vendors in a commercially reasonable manner. In the event of such termination, EarthWatch will pay BATC's incurred costs (as verified by a mutually agreeable independent third party audit), any unpaid procurement obligations (as verified by an independent third party audit), reasonable and customary termination costs (as verified by a mutually agreeable, independent, third party audit) from the effective date of termination, and a reasonable profit not to exceed the contract value. EarthWatch shall pay interest at the rate of 15% per annum accruing 30 days after the receipt of a termination invoice and the costs of collection for such, if any, including reasonable attorney fees. Unless directed otherwise, EarthWatch hereby authorizes BATC to take all reasonable measures to mitigate the costs of a termination, including resale to other programs or companies.

          6.3.1 Alternatively, upon payment by EarthWatch of all of the amount due, BATC shall provide to EarthWatch, in an "as is" condition, all Deliverables for the contracted QuickBird Satellite(s) including flight hardware, ground support equipment, software, and data as defined in the Statement of Work, either completed or in process as of the date of termination. To the extent permitted to do so under the subcontracts, BATC shall assign all of its rights and obligations under any uncompleted Subcontracts for the contracted QuickBird Satellite(s) to EarthWatch upon the written request of EarthWatch at the time of notification of termination and payment of all amounts due. Assignment of any subcontract shall not convey any of BATC's rights to intellectual property and BATC property in the possession of the Subcontractor which is not a deliverable under the subcontract. Should EarthWatch elect to complete the performance specified under this contract itself, BATC shall provide to EarthWatch a no-cost, limited use license to all background technology and data necessary to complete the Deliverables for the contracted QuickBird Satellite(s).

     6.4 Other Consequences of Termination. Upon the expiration or termination of this Contract, BATC and BATC's personnel shall promptly return to EarthWatch or destroy, as EarthWatch directs, all papers, written materials, equipment and other information furnished to BATC or BATC's personnel by EarthWatch in connection with or as a result of its performance under this Contract.

7. Stop Work Period and Mechanism. Subject of the terms and conditions of this contract on or before September 20, 1998, due to certain EarthWatch financial limitations, it may be necessary for EarthWatch to direct BATC to suspend work as of October 1, 1998 as defined in Exhibit C, statement of work for a period not to exceed one hundred and fifty days (150) consecutive days or until March 1, 1999. The parties recognize that EarthWatch may in good faith, and not in default of the contract, require BATC to suspend work on all aspects of the contract, or stop work on the program with the specific exception of the instruments requirements. Should EarthWatch elect to proceed with the instrument, EarthWatch shall be obligated to continue to proceed with and pay for the instrument as otherwise required by this contract

     7.1 Monthly Service Charges. During the period of suspension, EarthWatch will pay to BATC pursuant to Article 4, "Payment Terms" a monthly service charge of $95,000. Each payment shall be made on the last day of each month of the suspension period. If work resumes during any month, BATC will credit EarthWatch against the next due payment, an amount equal to the adjusted pro rata amount for any partial month in which work is suspended.

     7.2 Stop Work Options. Subject to the terms and conditions of this contract, EarthWatch has three separate options concerning the stop work period.

          7.2.1 Resumption of the Project. EarthWatch may authorize resumption of work on the contract at any time prior to the close of business, March 1, 1999. If EarthWatch elects to authorize BATC to proceed and resume the contract, the price of the total contract not including monthly service charges will be increased in accordance with the schedule in Exhibit E.

          7.2.2 Telescope Option. On or before September 20, 1998, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the assembled telescope following one completed vibration test, one set of the Solid State Recorders, one set of Wide Band Transmitters, one High Gain Antenna, and one High Gain Antenna Gimbal and associated wide band radio frequency materials including subcontracted items. Delivery of these components shall occur on or before October 31, 1998. All milestone payments made during this contract shall count towards the payment for the telescope. The balance due, if any, shall be paid following the acceptance and delivery of the components. Fulfillment of this option will end the contractual obligations of the parties except for those duties related to warranty, intellectual property rights, and liability for intellectual property infringement. Amounts due shall bear interest at the rate of 15% per annum and BATC shall be entitled to collection including reasonable attorney fees.

          7.2.3 Instrument Option. On or before September 20, 1998, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the completely assembled and tested instrument consisting of the Ball provided telescope and the EarthWatch provided (through Kodak) Sensor Subsystem, one set of the Solid State Recorders, one set of Wide Band Transmitters with Radio Frequency material, one High Gain Antenna, and one High Gain Antenna Gimbal. Delivery of these components shall occur on or before March 30, 1999. All milestone payments made during this contract shall count towards the payment for the instrument. Remaining payments shall be paid per Exhibit E for the instrument option payment. Fulfillment of this option will end the contractual obligations of the parties except for those duties related to warranty, intellectual property rights, and liability for intellectual property infringement.

          7.2.4 Termination for Convenience. In the event that EarthWatch elects not to exercise the options noted in (S)(S)7.2.1 through 7.2.3, the contract will be treated as a termination for the convenience of EarthWatch in accordance with (S)6.3.

8. Changes. In the event EarthWatch desires to change the scope of work, the delivery schedules, or any other term of the Contract, EarthWatch shall submit a detailed description of the requested change to BATC. BATC shall respond within 15 working days with its proposal for adjustments to the contract consideration, delivery schedule and other terms of the Contract. Upon mutual agreement on a new contract consideration, delivery schedule and other effected terms, the Contract shall be modified by a bilateral modification to incorporate the agreed change. A modification to this contract with a mutually agreed upon not to exceed price can be agreed upon to implement a change in advance of negotiation of price, schedule and other elements of the contract. BATC shall have no obligation to implement any change until the Contract has been so modified. However, BATC may implement any change requested by EarthWatch prior to the completion of the change negotiation. This decision shall not impair BATC's rights to additional consideration, schedule adjustment or modification of any other contract term.

     8.1 In the event EarthWatch creates a delay by failure to act in a timely manner, or by an action that in some way prevents or impedes BATC from making progress, including, but not limited to EarthWatch's failure to provide customer furnished equipment and/or services in accordance with the contract requirements, a bilateral adjustment shall be made under the provisions of this clause to the extent of the schedule delay that EarthWatch is specifically responsible for causing. In the event EarthWatch reasonably withholds acceptance and/or approvals, a delay shall not be deemed to have been caused by EarthWatch. In the event such withholding of acceptance and/or approvals is unreasonable, a delay shall be deemed to have been caused by EarthWatch to the extent that such an act is the predominant cause of the delay to the project schedule.

     8.2 The file management change to the Solid State Recorder (SSR) that was authorized under the Engineering Services Contract and the testing of the 9MHz input data rate will be incorporated into the scope of this Contract with no change to the price of QuickBird 1 or QuickBird 2. The task authorized under the Engineering Services Contract will be closed out without any charges for that task.

9. EarthWatch Furnished Equipment and Services. EarthWatch will provide items and services at the BATC designated location(s) in accordance with the schedules set forth in EXHIBIT C Statement of Work. The contract deliveries and BATC's performance are based upon expectations that the EarthWatch furnished equipment and/or services are suitable for use and will be delivered in accordance with the schedule EXHIBIT C. If any of the equipment or services delivered are not in accordance with these expectations,

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

          BATC will advise EarthWatch of the specific problems within five business days after discovery of such defects. They will constitute a change that will be handled in accordance with the Changes clause. BATC cost impacts may include but not be limited to direct and indirect costs of the change, inefficiency, schedule extension, etc.; however, BATC will be obligated under these circumstances to develop a proposal that will optimize the cost and schedule impact of a change. From time to time during the performance of this Contract, EarthWatch may provide up to ten skilled engineers and/or technicians to augment the BATC labor force. Prior to assigning individuals, EarthWatch and BATC shall mutually agree on the skill mix and assignment of personnel. The assigned individuals shall be directed by BATC's Program Manager and Cost Account Manager(s). The assigned individuals shall be collocated with BATC's program personnel in Boulder, Colorado. The EarthWatch employees shall utilize computers provided by EarthWatch if required.

          9.1 In the event EarthWatch provides labor within the meaning of this article, it is understood that the EarthWatch employees assigned must be EarthWatch employees continuously from June 1998 to the time of the assignment to the Contract. EarthWatch shall provide an accounting of such support to BATC using BATC timesheet format and account number. Upon mutual review and agreement, the parties shall modify the Contract to adjust the price to recognize the application of EarthWatch resources.

          9.2 EarthWatch shall indemnify and hold harmless BATC for any cost or other impact due to actions of EarthWatch employees while performing within this clause. Such indemnification and hold harmless shall cover mistakes, negligence and any other risks to which BATC and/or EarthWatch may be exposed, including workmen's compensation and comprehensive liability insurance. BATC shall notify EarthWatch promptly upon identifying conduct of EarthWatch employees that could create the liabilities identified in this paragraph.

10. Limitation of Liability. The contract value shall be the maximum limit of BATC's liability arising out of, or resulting from this contract or the performance or nonperformance or breach thereof. Liability shall attach to BATC up to the amount of payments received by BATC under this Contract. IN NO EVENT SHALL EITHER PARTY BE OBLIGATED IN ANY MANNER TO PAY INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, OR EXEMPLARY DAMAGES TO THE OTHER PARTY.

11.  Technology Rights.
     ------------------

     11.1 Data Ownership. Data developed by BATC under this contract shall be and remain the property of BATC. Except for data provided per the Three Party Confidentiality Agreement (EXHIBIT F) which may or may not be the subject of a separate license agreement, EarthWatch is granted a license to use the data only on its own projects for collecting and distributing image products (data) and EarthWatch will not use or permit third parties to use data delivered by BATC by designing, developing, manufacturing or having manufactured spacecraft hardware or software for sale or distribution to or use by third parties. EarthWatch will not provide this data for use by a third party to produce an equivalent spacecraft system for EarthWatch's use. EarthWatch shall have the right to procure components for their use. EarthWatch shall have the right to provide third parties such BATC data as necessary for the direct reception of EarthWatch imagery products.

     11.2 Data Legend. Data delivered under this contract shall be marked with an appropriate legend which indicates that it is licensed to EarthWatch for EarthWatch's use so long as such use is within the purposes specified above and whether it is provided on an unrestricted basis.

     11.4 EarthWatch Developed Data. Subject to Section B4 of the Agreement dated 10/13/97, data developed by EarthWatch shall be and remain the property of EarthWatch. EarthWatch grants to BATC and BATC accepts a paid-up, nonexclusive, worldwide license to use as defined in Exhibit Six (6) of the Agreement dated 10/13/97 data which has been developed by EarthWatch.

     11.3 Future Licenses. Should BATC or EarthWatch desire to use the data which have been licensed for future applications, the parties shall negotiate license agreements as appropriate for such future applications.

     11.4 License To Use Data In The Event Of Termination Under Specific Circumstances. In the event of a termination of the contract under the contract article titled " Termination for Convenience of EarthWatch" which results from the most dire financial circumstances which force EarthWatch to decide to complete the QuickBird spacecraft without BATC involvement, or if BATC is terminated for default, BATC shall grant a limited royalty free license to use BATC data (whether or not deliverable data under the contract) required to complete the spacecraft and payload manufacture, integration and testing. Such license agreement shall be effective for QuickBird 1 only with the other specific terms of the license to be negotiated between the parties.

12. Excusable Delays. Neither party shall be liable for default or delay caused by any occurrence beyond its reasonable control, including but not limited to fires, strikes or labor disputes, acts of God or of the public enemy, war, riot or civil commotion and govermnental control, regulation or permit and/or embargo. Financial condition or inability to pay shall not be an excusable delay. In the event BATC should be delayed in the completion of any portion of the work by reason of any occurrence identified as an excusable delay, the time within which the portion of the work is to be completed shall be extended by the period of such delay, but no such extension shall be made unless a notice with evidence thereof is presented by BATC to EarthWatch in writing in a timely manner after the occurrence of such delay. However, EarthWatch shall have the right to terminate this Contract for EarthWatch's Convenience under Section 7.3 above if such extension is equal to or greater than one hundred eighty
      (180) days.

13. Product Warranty Provisions. BATC DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL BATC BE LIABLE FOR DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF BATC HAS BEEN ADVISED OF SUCH DAMAGES.

     13.1 Repairs to Deliverables after completion of the shipment approval and preliminary acceptance will be completed on a mutually acceptable time and material basis.

14. Compliance with Laws. BATC agrees that it will comply with all applicable federal, state and local laws, regulations and codes in effect in the USA as of the Effective Date, and throughout the duration of work under this Contract.

15. Patent Indemnity. BATC will defend at its expense any legal proceeding brought against EarthWatch, to the extent that it is based on a claim that the design or use of any Deliverables under this Contract is a direct infringement of a U.S. copyright, or of a U.S. patent, and will pay all damages and costs awarded by a court of final appeal attributable to such claim, provided that EarthWatch: (i) provides Notice of the claim promptly to BATC; (ii) gives BATC sole control of the defense and settlement of same; (iii) provides to BATC all available information, assistance and authority to defend; and (iv) has not compromised or settled such proceeding without BATC's prior written consent.

     15.1 Should any Deliverables or any portion thereof become, or in BATC's opinion be likely to become the subject of a claim of infringement, BATC shall, at its own expense and as EarthWatch's sole and exclusive remedy, elect to: (i) obtain for EarthWatch the right to use such Deliverables; (ii) replace or modify the Deliverables so that they become non-infringing and still satisfy all other requirements of this Contract.

     15.2 BATC's liability under this clause, subject to Section 10, shall be limited to the value of the contract. In the event of termination, BATC's liability under this clause shall be limited proportionately to the amount paid to BATC by EarthWatch under this contract.

     15.3 BATC shall have no liability for any infringement or claim which results from (i) use of the Deliverables in combination with any non-BATC provided equipment, software or data, if such infringement would have been avoided by use of the Deliverables without such equipment, software, or data; or (ii) BATC compliance with designs of EarthWatch that when implemented results in such infringement.

     15.4 THIS ARTICLE STATES THE ENTIRE LIABILITY OF BATC WITH RESPECT TO INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS BY THE DELIVERABLES AND BATC SHALL HAVE NO ADDITIONAL LIABILITY WITH RESPECT TO ANY ALLEGED OR PROVEN INFRINGEMENT.

16.  General Provision.
     -----------------

     16.1 Public Release of Information. During the term of this Contract, each party shall seek the approval of the other at least 15 days prior to the release of information regarding this Contract, including, but not limited to, news releases, advertising materials, prepared speeches, external company reports, information shared with third parties, and other information releases concerning the work performed under this Contract, provided BATC shall be entitled to inform the public, customers or potential customers that EarthWatch is a customer of BATC for QuickBird. The use of either parties' corporate logos by the other party shall also require prior written approval. Such approvals shall not be unreasonably withheld.

          16.1.1 If the information to be released has been previously approved or is already in the public domain, then no approval shall be required. These restrictions shall not be construed to limit either parties' disclosure of such information as required by Federal, State, or local laws and regulations or courts of competent jurisdiction, or as necessary to satisfy reporting requirements to current or potential investors.

         16.1.2 Release of information regarding the existence of this contract shall not require the prior approval of either party.

     16.2 Notices. All contractual correspondence, including notices, reports and documentation, shall be addressed as follows:

             BATC                              EARTHWATCH
             ----                              ----------
             BATC                              EarthWatch Incorporated
             P.O. Box 1062                     1900 Pike Road
             Boulder, CO 80306                 Longmont, CO 80503

             Attn.: T.H. Lapotosky             Attn.: Shawn Thompson
                    Director of Contracts             Director of Contracts
                    & Government Compliance
             Facsimile No.: 303-939-4656       Facsimile No.: 303-682-3848

             Either party may change these addresses for the receipt of the notices at any time by providing notice to the other party.

          16.2.1 Authorized Representatives: The only individuals authorized to make changes to this Contract and to sign contract documents are:

             BATC                              EARTHWATCH INC.
             ----                              ---------------
             E. L. Vande Noord                 Herbert F Satterlee III
             Senior Vice President and         Chief Executive Officer and
             General Manager                   President

             or                                or

                                                    Walter S. Scott
                                                    Chief Technical Officer

                                                    For Technical Concerns

             David Taylor                           Neal T. Anderson
             Vice President of Commercial Space     Senior Director - Space
             Operations                             Segment

             or
                                                    For Contractual Concerns
             T.H. Lapotosky                         Shawn R. Thompson
             Director of Contracts &                Director of Contracts
             Government Compliance

          16.2.2 Either party may change its authorized representatives at any time by providing written notice to the other party.

     16.3 Governing Law. The validity, interpretation, and performance of this Contract shall be controlled by and construed under the laws of the State of Colorado. Both parties have agreed that for the purposes of this contract, venue shall be the County of Boulder, Colorado.

     16.4 Export: The data, hardware and software provided to EarthWatch under this Contract is subject to the prohibition limitations and laws regulating the export of technical data as specified in the Department of State International Traffic in Arms Regulations (22 CFR Parts 120 through 130). EarthWatch shall be responsible for obtaining required Export Licenses and approvals. BATC will provide reasonable assistance in supporting EarthWatch efforts.

     16.5 Disputes. Any dispute or controversy arising out of, in connection with or in relation to this contract will be determined and settled on an informal basis if possible. To that end, each party shall have the right to meet with senior management of the other party in an attempt to resolve any dispute. If the dispute remains unresolved and after providing a 30 day notice of its intentions, either party may request resolution by arbitration. Arbitration shall be held in Longmont Colorado in accordance with the rules then prevailing of the American Arbitration Association. Arbitration may be conducted by one arbitrator by the mutual agreement of the parties or by three arbitrators if the parties cannot so agree, with each party choosing one arbitrator and the AAA choosing the third. Any award rendered therein will be conveyed in a written, reasoned opinion and shall be final and binding upon BATC and EarthWatch and may be entered thereon in the District Court of the State of Colorado for the County of Boulder.

     16.6 Attorneys Fees and Reasonable Costs. On any effort by BATC to collect money due under the terms of this contract, EarthWatch shall pay all costs of collection, including but not limited to attorney's fees. In any litigation, arbitration or court proceeding between the parties, the prevailing party will be entitled to recover, in addition to any other amounts awarded, attorneys' fees and all reasonable costs of proceedings incurred in enforcing this contract.

          16.7 Construction of Agreement. This contract has been negotiated by the respective parties hereto and the language of this Agreement shall not be construed for or against any party as a result of the party having drafted the contract.

          16.8 Remedies. The rights and remedies provided herein shall be cumulative and in addition to any other rights and remedies provided by law or equity.

          16.9 Order of Precedence. In the event of any conflict, the controlling document shall be determined by the following order of precedence:

                     This Contract and EXHIBITS A and E,
                     The Three Party Confidentiality Agreement between BATC, EarthWatch, and Kodak, dated January 20, 1997, EXHIBIT F, The Statement of Work, EXHIBIT C
                     The Specification, EXHIBIT D

          16.10 Assignment. Neither party may assign any rights or obligations hereunder without the prior express written consent of the other, except to a third party pursuant to a merger, sale of all or substantially all assets, or other corporate reorganization. However, either party may assign its rights and obligations to a wholly owned subsidiary. Should such assignment result in an increase in costs to the other party, that party may initiate a change request in accordance with the Changes Clause (8) of this Contract. Subject to the above restrictions on assignment, this Contract shall inure to the benefit of and bind the successors and assigns of the parties.

          16.11 Uniform Commercial Code. The provisions of the Uniform Commercial Code as adopted by the state of Colorado shall apply to the contract's service aspects to the same extent as the UCC applies to the products.

          16.12 EarthWatch Financial Data. EarthWatch agrees to provide to BATC monthly updates outlining the current status of EarthWatch's financial ability to adequately cover financial liabilities, including its existing and future obligations to BATC.

          16.13 Insurance. BATC shall furnish evidence of insurance coverage in the following amounts:

                     All Risk Policy for the BATC facility in Boulder, Colorado to the full stated value of all components to be integrated in QuickBird 1 & 2, if exercised, with EarthWatch listed as loss payee as EarthWatch interests may appear. Workers Compensation Insurance to the statutory limits Foreign Workers Compensation Insurance with a limit of $1,000,000 with $100,000 of repatriation
                     Comprehensive General Liability of $1,000,000

                     Foreign General Liability of $1,000,000
                     Automobile Insurance of $1,000,000
                     Umbrella Coverage limited to $10 million in excess of general liability, and employer's liability.

          BATC shall be responsible for all deductible costs.

          EarthWatch shall carry corresponding insurance coverage to cover BATC employees working at EarthWatch facilities.

          16.13.1 Recognizing that BATC is furnishing goods and services to EarthWatch and BATC has no control over the use of such goods and services in the combination with products, equipment, or services performed by EarthWatch or third parties, as further consideration for BATC's furnishing goods and services hereunder, and to the extent permitted by law, EarthWatch agrees to defend, indemnify and hold harmless Ball Corporation, Ball Technologies Holdings Corp., BATC and their officers, directors, employees and agents against any and all losses, damages, suits or causes of action, resulting from any injury to persons (including death) or damage to property of EarthWatch or third parties, including economic loss, arising out of or in any way connected with use of the Deliverables, specifically excluding those resulting directly and solely from BATC's negligence.

          16.13.2 To the extent that BATC's employees enter upon premises occupied by or under the control of EarthWatch, or any of its customers, or suppliers, in the course of the performance of this Contract, BATC shall take all necessary precautions to prevent the occurrence of any injury (including death) to any such persons, and except to the extent that any such injury or damage is due directly and solely to EarthWatch's negligence shall indemnify, defend, and hold EarthWatch, its officers, employees, and agents harmless from any and all costs, losses, expense, damages, claims, suit, or any liability whatsoever, including attorney's fees, arising out of claims by such employees. BATC shall maintain worker's compensation and employer's liability insurance covering all employees of BATC engaged in the performance of this Contract for claims arising under any applicable Worker's Compensation and Occupational Disease Acts. BATC shall furnish certificates evidencing such insurance which expressly provide that no expiration, termination, or modification shall take place without thirty
                  (30) days written notice to EarthWatch.

     16.14 No Joint Venture. Nothing contained in this Contract shall be deemed or construed as creating a joint venture or partnership between the parties. Except as expressly set forth, no party is by virtue of this Contract authorized as an agent, employee or legal representative of any other party, and the relationship of the parties is, and at all times will continue to be, that of independent contractors.

     16.15 Severability. If any provisions of this Contract, or application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Contract, and (if appropriate) such provision to other persons or circumstances, shall remain in full force and effect and be interpreted so as best to reasonably effect the intent of the parties thereto.

     16.16 No Waiver. The failure of any party to enforce any of the provisions of this Contract shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

17. Definitive Agreement. This Contract, once signed, constitutes a legally binding and enforceable obligation on the part of each of the parties hereto and their successors in interest, subject to the terms and conditions contained herein. This Contract may only be amended by a written instrument signed by the authorized representatives of the parties.

18. Effectivity of Contract. This Contract becomes effective when two conditions have been satisfied: the execution of the Contract by both parties and the approval of the Contract by the EarthWatch Board of Directors.

19. Entire Agreement. This Contract, including the EXHIBITS hereto constitute the entire understanding and contract of the parties with respect to their subject matter and supersedes all prior and contemporaneous agreements. By signing this Contract, each party represents to the other that it has the authority to sign this Contract and this Contract is enforceable against it in accordance with its terms.

                                   EXHIBIT B
                     OPTION TO PURCHASE ONE (1) ONE METER
                              SPACECRAFT SEGMENT



Price & Schedule
----------------

Assuming EarthWatch is otherwise in full compliance with the contract and no stop work is in effect, BATC grants to EarthWatch an Option to Purchase One (1) additional One Meter QuickBird Space Segment in accordance with the Terms and Conditions of this Contract. EarthWatch will signify its exercise of this option by providing BATC a signed and dated copy of this Exhibit on or before the close of business of the last day of the expiration of the "Exercise Period" noted below. The Firm Price and the associated delivery schedule is indicated below.


Exercise
Period      Contract Start Date             Price             Delivery Schedule
--------    -------------------             -----             -----------------
No. 1       6/1/98 thru 12/15/98         $29,000,000            August 1, 2000

Payment Schedule
----------------

Prior to exercise, EarthWatch and BATC shall negotiate detailed milestones associated with the nominal payment schedule set forth below:



Pay Date           Payment $
--------        --------------
1-Jan-99           2,900,000
1-Feb-99           2,900,000
1-Mar-99           2,900,000
1-Apr-99           2,900,000
1-May-99           2,900,000
1-Jun-99           1,500,000
1-Jul-99           1,500,000
1-Aug-99           1,300,000
1-Sep-99           1,300,000
1-Oct-99           1,300,000
1-Nov-99           1,300,000
1-Dec-99             700,000
1-Jan-00             700,000
1-Feb-00             700,000
1-Mar-00             700,000

1-Apr-00                 700,000
1-May-00                 700,000
1-Jun-00                 700,000
1-Jul-00               1,400,000
Total                $29,000,000



EarthWatch Inc.


-------------------------      --------------------------
Name                           Date


-------------------------------
Signature

                                   EXHIBIT C

[The Company has not filed this exhibit with the Commission because it contains voluminous and highly technical data that the Company believes is not material to investors.]

                                   EXHIBIT D

[The Company has not filed this exhibit with the Commission because it contains voluminous and highly technical data that the Company believes is not material to investors.]

                                   EXHIBIT E

                          PRICE AND PAYMENT SCHEDULE


Full ProJect Deliverables and Services Price
--------------------------------------------

The total fixed price for the Deliverables and Services for the first One (1) Meter QuickBird Space Segment is $32,400,000. The price acknowledges the payments made by EarthWatch under the letter contract that preceded this Contract.

Telescope Option Price
----------------------

The total fixed price for the certain deliverables set forth in Article 7.2.2 is $6,400,000.

Instrument Option Price
-----------------------

The total fixed price for the certain deliverables set forth in Article 7.2.3 is $9,450,000.

Restart Prices
--------------

The total adjusted fixed price for the certain deliverables following the Stop Work period as set forth in Article 7.2.4 is dependent on the date of authorization to restart.


                                                    Delivery-(calculated
Restart Dates                QB#1 Prices         from execution of contract)
10/02/98-11/01/98            $33,372,000                   18.50 mos.
11/02/98-12/01/98            $33,534,000                   19.75 mos.
12/02/98-01/01/99            $33,696,000                   21.00 mos.
01/02/99-02/01/99            $33,858,000                   22.25 mos.
02/02/99-03/01/99            $34,020,000                   23.50 mos.

Payment Schedule
----------------

No. 1 Full Project Payment Schedule
The following Payment Schedule specifies the amount of the fixed price amount that is due and payable for the contracted QuickBird Space Segment in accordance with the payment terms and conditions in Articles 2 & 4. The milestone events covering the first QuickBird Spacecraft are noted below:

--------------------------------------------------------------------------------------------------------------------
          Pay                                                                   Milestone      Total         Cum.
         Date                                Description                           Value       Payment      Payment
--------------------------------------------------------------------------------------------------------------------
0       6/9/98 a       Full set of optics received                             $  400,000   $1,200,000   $ 1,200,000
--------------------------------------------------------------------------------------------------------------------
               b       RWAs received                                           $  400,000
--------------------------------------------------------------------------------------------------------------------
               c       Primary & secondary optics bonded to optical mount      $  400,000   $1,250,000   $ 2,450,000
--------------------------------------------------------------------------------------------------------------------
1      6/30/98 a       Spacecraft Test Requirement Document initial release    $  400,000
--------------------------------------------------------------------------------------------------------------------
               b       Optical bench preps complete                            $  400,000
--------------------------------------------------------------------------------------------------------------------
               c       Full set of optical mounts complete                     $  400,000
--------------------------------------------------------------------------------------------------------------------
               d       GPS Receiver order placed                               $   50,000
--------------------------------------------------------------------------------------------------------------------
2      7/31/98 a       Bus Structure complete (inserts & painting)             $  450,000   $1,250,000   $ 3,700,000
--------------------------------------------------------------------------------------------------------------------
               b       Solid State Recorders complete                          $  400,000
--------------------------------------------------------------------------------------------------------------------
               c       RF box Engineering Models received                      $  400,000
--------------------------------------------------------------------------------------------------------------------
3      8/31/98 a       Primary/Secondary telescope roll test complete          $  450,000   $1,250,000   $ 4,950,000
--------------------------------------------------------------------------------------------------------------------
               b       Power boxes complete (Battery, PDA, PCU)                $  400,000
--------------------------------------------------------------------------------------------------------------------
               c       Command & Telemetry Unit received                       $  400,000
--------------------------------------------------------------------------------------------------------------------
4      9/30/98 a       Telescope Assy Complete (mirror pins staked)            $  450,000   $1,250,000   $ 6,200,000
--------------------------------------------------------------------------------------------------------------------
               b       Propulsion module complete                              $  400,000
--------------------------------------------------------------------------------------------------------------------
               c       Gimbal received                                         $  400,000
--------------------------------------------------------------------------------------------------------------------
5     10/31/98 a       Telescope Vibration test complete                       $  850,000   $5,650,000   $11,850,000
--------------------------------------------------------------------------------------------------------------------
               b       Stim Lamp complete                                      $  800,000
--------------------------------------------------------------------------------------------------------------------
               c       RF box set (XWBT, XNBT, SBR) received                   $  800,000
--------------------------------------------------------------------------------------------------------------------
               d       Wideband data interface EM test complete (SSS
                       simulator, SSR, & VVBT)                                 $  800,000
--------------------------------------------------------------------------------------------------------------------
               e       Phase 1 & 2 harness complete                            $  800,000
--------------------------------------------------------------------------------------------------------------------
               f       Structure preps complete (heaters, thermistors)         $  800,000
--------------------------------------------------------------------------------------------------------------------
               g       Spacecraft Computer received                            $  800,000
--------------------------------------------------------------------------------------------------------------------
6    11/30/98  a       Telescope Thermal cycle test complete                   $  850,000   $5,650,000   $17,500,000
--------------------------------------------------------------------------------------------------------------------
               b       Instrument radiator thermal test complete               $  800,000
--------------------------------------------------------------------------------------------------------------------
               c       Phase 3, 4, & 5 harness complete                        $  800,000
--------------------------------------------------------------------------------------------------------------------
               d       Deployable cover & sunshade complete                    $  800,000
--------------------------------------------------------------------------------------------------------------------
               e       STOC certified                                          $  800,000
--------------------------------------------------------------------------------------------------------------------
               f       Initial Spacecraft Power on                             $  800,000
--------------------------------------------------------------------------------------------------------------------
               g       Flight software loaded into software test bench         $  800,000
--------------------------------------------------------------------------------------------------------------------
7     12/31/98 a       Fliqht Software (thru FQT) loaded into SCC              $  550,000   $1,100,000   $18,600,000
--------------------------------------------------------------------------------------------------------------------
               b       Telescope ready for SSS integration                     $  550,000
--------------------------------------------------------------------------------------------------------------------
8      1/31/99 a       SSS & SSR functional test complete                      $  500,000   $1,550,000   $20,150,000
--------------------------------------------------------------------------------------------------------------------
               b       Mid deck integration complete (RWAs & torquers)         $  500,000
--------------------------------------------------------------------------------------------------------------------
               c       Sensor subsystem simulator integration complete         $  550,000
--------------------------------------------------------------------------------------------------------------------
9      2/28/99 a       Focal Plane, installed, aligned & staked                $  550,000   $1,550,000   $21,700,000
--------------------------------------------------------------------------------------------------------------------
               b       Star tracker electrical integration complete (on bus)   $  500,000
--------------------------------------------------------------------------------------------------------------------
               c       SAD/HDRS integration complete                           $  500,000
--------------------------------------------------------------------------------------------------------------------
10     3/31/99 a       Instrument SNR Measurement complete                     $  500,000   $1,000,000   $22,700,000
--------------------------------------------------------------------------------------------------------------------
               b       Instrument ready to integrate into bus                  $  500,000
--------------------------------------------------------------------------------------------------------------------
11     4/30/99 a       Bus ready for instrument integration                    $  500,000   $1,000,000   $23,700,000
--------------------------------------------------------------------------------------------------------------------
               b       Instrument Installation complete                        $  500,000
--------------------------------------------------------------------------------------------------------------------
12     5/31/99 a       Instrument integration complete                         $  500,000   $1,000,000   $24,700,000
--------------------------------------------------------------------------------------------------------------------
               b       System baseline performance tests completed
                        successfully                                           $  500,000
--------------------------------------------------------------------------------------------------------------------
13     6/30/99 a       Complete thermal blanket installation                   $  500,000   $1,000,000   $25,700,000
--------------------------------------------------------------------------------------------------------------------
               b       Start Thermal Vac test                                  $  500,000
--------------------------------------------------------------------------------------------------------------------
14     7/31/99 a       Successfully complete Thermal Vacuum Test               $  500,000   $1,000,000   $26,700,000
--------------------------------------------------------------------------------------------------------------------
               b       Complete Solar array installation                       $  500,000
--------------------------------------------------------------------------------------------------------------------
15     8/31/99 a       Successfully complete End to End Compatability test     $  500,000   $1,000,000   $27,700,000
--------------------------------------------------------------------------------------------------------------------
               b       Successfully complete Vibration Test                    $  500,000
--------------------------------------------------------------------------------------------------------------------
16     9/30/99 a       Successfully complete acoustic test                     $  500,000   $1,000,000   $28,700,000
--------------------------------------------------------------------------------------------------------------------
               b       Successfully complete post environmental deployment     $  500,000
--------------------------------------------------------------------------------------------------------------------
17    10/31/99 a       Spacecraft Ready to ship                                $3,000,000   $3,000,000   $31,700,000
--------------------------------------------------------------------------------------------------------------------
18    11/30/99 a       Spacecraft ready for launch                             $  350,000   $  350,000   $32,050,000
--------------------------------------------------------------------------------------------------------------------
19    12/31/99 a       Completion of In-Orbit test                             $  350,000   $  350,000   $32,400,000
====================================================================================================================

No. 2 Telescope Option Payment Schedule consists of payments made for the Full Project in accordance with the payment terms and conditions in Articles 2 & 4. A final payment of the balance due up to the total fixed price set forth above will be made on delivery of the telescope.

No. 3 Instrument Option Payment Schedule consists of payments made for the Full Project in accordance with the payment terms and conditions in Articles 2 & 4. Detailed milestones for the balance due will be negotiated following the selection of this option. The nominal payments for the balance due shall be as follows:



          Due Date                Amount $
          --------                --------
          10/31/98                550,000
          11/30/98                500,000
          12/31/98                500,000
          1/31/99                 500,000
          2/28/99                 500,000
          3/31/99                 500,000


                                  AMENDMENT 1

                                      to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

          EARTHWATCH, INC. AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment incorporates the following changes to the Contract.

     Article 7     Stop Work Period and Mechanism

     Article 7.2.2 Telescope Option

     Article 7.2.3 Instrument Option

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of Friday, September 18, 1998.

EARTHWATCH, INCORPORATED


By:  /s/ Shawn Thompson                               9/18/98
   ------------------------------                     -------------------------
                                                      Date


BALL AEROSPACE SYSTEMS DIVISION

By:  /s/ T.H. Lapotosky                               9/17/98
   ------------------------------                     -------------------------
                                                      Date

Amendment Number 1
Contract Number SE.1M.PRJ.0004A
Page 2



ARTICLE 7. Stop Work Period and Mechanism. Change "September 20, 1998" in the second line to read "September 23, 1998."

ARTICLE 7.2.2 Telescope Option. Change "September 20, 1998" in the first line to read "September 23, 1998."

ARTICLE 7.2.3 Instrument Option. Change "September 20, 1998" in the first line to read "September 23, 1998."

                                  AMENDMENT 2

                                      to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

          EARTHWATCH, INC. AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment incorporates the following changes to the Contract

Exhibit A - To Contract for the EarthWatch Project One QuickBird Space Segment Terms and Conditions

           . Article 7, Stop Work Period and Mechanism
           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option


Exhibit B - Option to Purchase One (1) One Meter Space Segment

           . Price and Schedule
           . Payment Schedule


Exhibit C - Statement of Work - Doc. No. SE.1M.PRJ.002 Dated May 28, 1998

           . Attachment 2; Customer Furnished Equipment List


Exhibit E - Price and Payment Schedule

           . Full Project Deliverables and Services Price
           . Telescope Option Price
           . Instrument Option Price
           . Restart Price
           . Payment Schedule


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of Friday, September 18, 1998.

Amendment No. 2
Page 2 of 2




EARTHWATCH, INCORPORATED


By:  /s/ Herbert F. Satterlee III                 9/23/98
   ------------------------------------           ---------------------------
                                                  Date


BALL AEROSPACE SYSTEMS DIVISION



By:  /s/ T.H. Lapotosky                           9/23/98
   ------------------------------------           ---------------------------
   T.H. Lapotosky                                 Date
   Director, Contracts & Government Compliance

     EXHIBIT A TO CONTRACT FOR THE EARTHWATCH PROJECT ONE QUICKBIRD SPACE
                         SEGMENT TERMS AND CONDITIONS



 .  Article 7, Stop Work Period and Mechanism: Change the First Sentence to read:
   "Subject to the terms and conditions of this contract on or before November 16, 1998, due to certain EarthWatch financial limitations, it may be necessary for EarthWatch to direct BATC to suspend work as well as suspend payments as of November 30, 1998 (including the payment of $4,4000,000 due November 30, 1998) as defined in Exhibit C, Statement of Work for a period not to exceed ninety (90) consecutive days or until March 1, 1999."

 . Article 7.2.2, Telescope Option: Change the first and second sentences to read: "On or before November 16, 1998, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the assembled telescope following one completed vibration test, one set of the Solid State Recorders, one set of Wide Band Transmitters, one High Gain Antenna, one High Gain Antenna and Gimbal with associated wide band radio frequency materials including Subcontracted items, one set of "S" Band Receivers and one set of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before December 30, 1998."

 . Article 7.2.3, Instrument Option: Change the first and second sentences to read: "On or before November 16, 1998, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the telescope and the EarthWatch provided (through Kodak) Sensor Subsystem, one set of Solid State Recorders, one set of Wide Band Transmitters with Radio Frequency material, one High Gain Antenna, one High Gain Antenna Gimbal, one set of "S" Band Receivers and one set of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before April 30, 1999."


      EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT


 .  Price and Schedule: Change the Contract Start Date and Price as follows:
     Contract Start Date: 6/1/98 thru 11/16/98
     Price: @ $28,880,000

 .  Payment Schedule:  Change "1 Feb 99" payment to read @ $2,780,000.
                      Change the "Total" to read @ $28,880,000.

    EXHIBIT C - STATEMENT OF WORK EARTHWATCH QUICKBIRD SATELLITE DATED
                      MAY 28, 1998 DOC. NO. SE.1M.PRJ.002


 .  Attachment 2, Customer Furnished Equipment List: Change Item "Sensor
   Subsystem SOW Ref. 10.2.2. "S/C delivery date to read "01/29/99."

                    EXHIBIT E - PRICE AND PAYMENT SCHEDULE



 . Full Project Deliverables and Services Price: Change the first sentence to read: "The total fixed price for the Deliverables and Services for the first One (1) Meter QuickBird Space Segment is $32,710,000.

 . Telescope Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.2 is $8,800,000.

 . Instrument Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.3 is $11,850,000.

 . Restart Prices: Change as follows:

                                                                       Delivery (calculated from
           Restart Dates                QB #1 Prices                     execution of Contract)
           -------------                ------------                   -------------------------
         12/01/98 - 01/04/99            $33,691,300                             18.50 mos.
         01/05/99 - 02/01/99            $33,854,850                             19.75 mos.
         02/02/99 - 03/01/99            $34,018,400                             21.00 mos.

 . No. 3 Instrument Option Payment Schedule: Change as follows:

               Due Date                    Amount $
               --------                    --------
               11/30/98                    $650,000
               12/31/98                    $650,000
               01/31/99                    $650,000
               02/28/99                    $650,000
               03/31/99                    $650,000

 . Substitute the attached revised SE.1M.PRJ.0004.A, dated September 23, 1998 payment milestone schedule for SE.1M.PRJ.0004.A dated June 4,1998 schedule.

                                                   SE.lM.PRJ.0004.A
                                                   Dated September 23, 1998
                                                   Page 1 of 2

-------------------------------------------------------------------------------------------------------
       Pay Date                     Description                    Milestone     Total         Cumm
                                                                     Value      Payment      Payment
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
0     6/9/98     a  Full set of optics received                    $  400,000  $1,200,000   $ 1,200,000
-------------------------------------------------------------------------------------------------------
                 b  RWAs received                                  $  400,000
-------------------------------------------------------------------------------------------------------
                 c  Primary & secondary optics bonded to optical   $  400,000
                    mounts
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
1     6/30/98    a  Spacecraft Test Requirement Document initial   $  400,000  $1,250,000   $ 2,450,000
                    release
-------------------------------------------------------------------------------------------------------
                 b  Optical bench preps complete                   $  400,000
-------------------------------------------------------------------------------------------------------
                 c  Full set of optical mounts complete            $  400,000
-------------------------------------------------------------------------------------------------------
                 d  GPS Receiver order placed                      $   50,000
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
2     7131/98    a  Bus Structure complete (inserts & painting)    $  450,000  $1,250,000   $ 3,700,000
-------------------------------------------------------------------------------------------------------
                 b  Solid State Recorders complete                 $  400,000
-------------------------------------------------------------------------------------------------------
                 c  RF box Engineering Models received             $  400,000
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
3     8/31/98    a  Primary/Secondary telescope roll test          $  450,000  $1,250,000   $ 4,950,000
                    complete
-------------------------------------------------------------------------------------------------------
                 b  Power boxes complete (Battery, PDA, PCU)        $ 400,000
-------------------------------------------------------------------------------------------------------
                 c  Command & Telemetry Unit received              $  400,000
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
4     9/30/98    a  Telescope Assy Complete (mirror pins           $  450,000  $1,250,000   $ 6,200,000
                    staked)
-------------------------------------------------------------------------------------------------------
                 b  Propulsion module complete                     $  400,000
-------------------------------------------------------------------------------------------------------
                 c  Gimbal received                                $  400,000
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
5    10/31/98    a  Telescope Vibration test complete              $  350,000  $2,400,000   $ 8,600,000
-------------------------------------------------------------------------------------------------------
                 b  Stim Lamp complete                             $  350,000
-------------------------------------------------------------------------------------------------------
                 c  RF box set (XWBT, XNBT, SBR) received          $  300,000
-------------------------------------------------------------------------------------------------------
                 d  Wideband data interface EM test complete       $  350,000
                    (SSS simulator, SSR, & WBT)
-------------------------------------------------------------------------------------------------------
                 e  Phase 1 & 2 harness complete                   $  350,000
-------------------------------------------------------------------------------------------------------
                 f  Structure preps complete (heaters,             $  350,000
                    thermistors)
-------------------------------------------------------------------------------------------------------
                 g  Spacecraft Computer received                   $  350,000
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
6    11/30/98    a  Telescope Thermal cycle test complete          $  650,000  $4,400,000   $13,000,000
-------------------------------------------------------------------------------------------------------
                 b  Instrument radiator thermal test complete      $  650,000
-------------------------------------------------------------------------------------------------------
                 c  Phase 3, 4, & 5 harness complete               $  650,000
-------------------------------------------------------------------------------------------------------
                 d  Deployable cover & sunshade complete           $  650,000
-------------------------------------------------------------------------------------------------------
                 e  STOC certified                                 $  600,000
-------------------------------------------------------------------------------------------------------
                 f  Initial Spacecraft Power on                    $  600,000
-------------------------------------------------------------------------------------------------------
                 g  Flight software loaded into software test      $  600,000
                    bench
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
7     2/31198    a  Flight Software (thru FQT) loaded into SCC     $1,150,000  $5,650,000   $18,650,000
-------------------------------------------------------------------------------------------------------
                 b  Telescope ready for SSS integration            $1,150,000
-------------------------------------------------------------------------------------------------------
                 c  Telescope vacuum dryout complete               $1,150.000
-------------------------------------------------------------------------------------------------------

                                                        SE.lM.PRJ.0004.A
                                                        Dated September 23, 1998
                                                        Page 2 of 2

---------------------------------------------------------------------------------------------------------------
                 d  Complete EPDS integration                           $1,100,000
---------------------------------------------------------------------------------------------------------------
                 e  SCC integration complete                            $1,100,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
8     1/31/99    a  SSS & SSR functional test complete                  $  500,000    $1,810,000   $ 20,460,000
---------------------------------------------------------------------------------------------------------------
                 b  Mid deck integration complete (RWAs &               $  500,000
                    torquers)
---------------------------------------------------------------------------------------------------------------
                 c  Sensor subsystem simulator integration              $  550,000
                    complete
---------------------------------------------------------------------------------------------------------------
                 d  Complete telescope thermal blanket                  $  260,000
                    installation
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
9     2/28/99    a  Focal Plane, installed, aligned & staked            $  550,000    $1,550,000   $ 22,010,000
---------------------------------------------------------------------------------------------------------------
                 b  Star tracker electrical integration complete (on    $  500,000
                    bus)
---------------------------------------------------------------------------------------------------------------
                 c  SAD/HDRS integration complete                       $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
10    3/31/99    a  Instrument SNR Measurement complete                 $  500,000    $1,000,000   $ 23,010,000
---------------------------------------------------------------------------------------------------------------
                 b  Instrument ready to integrate into bus              $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
11    4/30/99    a  Bus ready for instrument integration                $  500,000    $1,000,000   $ 24,010,000
---------------------------------------------------------------------------------------------------------------
                 b  Instrument Installation complete                    $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12    5/31/99    a  Instrument integration complete                     $  500,000    $1,000,000   $ 25,010,000
---------------------------------------------------------------------------------------------------------------
                 b  System baseline performance tests                   $  500,000
                    completed successfully
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
13    6/30/99    a  Complete thermal blanket installation               $  500,000    $1,000,000   $ 26,010,000
---------------------------------------------------------------------------------------------------------------
                 b  Start Thermal Vac test                              $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
14    7/31/99    a  Successfully complete Thermal Vacuum Test           $  500,000    $1,000,000   $ 27,010,000
---------------------------------------------------------------------------------------------------------------
                 b  Complete Solar array installation                   $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
15    8/31/99    a  Successfully complete End to End                    $  500,000    $1,000 000   $ 28,010,000
                    Compatability test
---------------------------------------------------------------------------------------------------------------
                 b  Sucessfully complete Vibration Test                 $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
16    9/30/99    a  Successfully complete acoustic test                 $  500,000    $1,000,000   $ 29,010,000
---------------------------------------------------------------------------------------------------------------
                 b  Successfully complete post environmental            $  500,000
                    deployment tests
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
17   10/31/99    a  Spacecraft Ready to ship                            $3,000,000    $3,000,000   $ 32,010,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
18   11/30/99    a  Spacecraft ready for launch                         $  350,000    $ 350,000    $ 32,360,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
19   12/31/99    a  Completion of In-Orbit test                         $  350,000    $ 350,000    $ 32,710,000
---------------------------------------------------------------------------------------------------------------

                                   AMENDMENT 3
                                       to
                           CONTRACT SE.1M.PRJ.004.A
                                    between
       EARTHWATCH INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.
                                    for the
                       CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the QuickBird "Narrow Band Modulation Indexing." This activity shall be performed for a firm fixed price as noted in Exhibit E.

This amendment incorporates revisions to the following documents:


Exhibit D - Specification, Spacecraft Bus and Instrument, EarthWatch QuickBird
            Spacecraft, Doc. No. SE.lM.PRJ.003

        .  Telemetry Modulation Indices
        .  Telemetry Downlink Attenuation


Exhibit E - Price and Payment Schedule

        .  Full Project Deliverables and Service Price
        .  Telescope Option Price
        .  Instrument Option Price
        .  Restart Price
        .  Payment Schedule

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH INCORPORATED



By:  /s/ Herbert F. Satterlee III                             10/12/98
    -------------------------------------------           -----------------
         Herbert F. Satterlee III                         Date
         Chief Executive Officer & President



BALL AEROSPACE SYSTEMS DIVISION



By:  /s/ T.H. Lapotosky                                       11/17/98
    -------------------------------------------           -----------------
         T.H. Lapotosky                                   Date
         Director, Contracts and Government
         Compliance

                                                           Amendment 3 to
                                                   Contract IM.PRJ.0004.A



                    EXHIBIT E - PRICE AND PAYMENT SCHEDULE


Full Project Deliverables and Services Price
--------------------------------------------

Change the first sentence to read:

    The total fixed price for the Deliverables and Services for the first One
    (1) Meter QuickBird Space Segment is $32,786,000.

Telescope Option Price
----------------------

Delete and replace as follows:

     The total fixed price for the certain deliverables set forth in Article
     7.2.2 is $8,876,000.

Instrument Option Price
-----------------------

Delete and replace as follows:

     The total fixed price for the certain deliverables set forth in Article
     7.2.3 is $11,926,000.


Restart Prices
--------------


                                                     Delivery (calculated from
         Restart Dates              QB # 1 Prices    execution of Contract)
         -------------              -------------    -------------------------
       12/01/98 - 01/04/99           $33,767,300         18.50 mos.
       01/05/99 - 02/01/99           $33,930,850         19.75 mos.
       02/02/99 - 03/01/99           $34,094,400         21.00 mos.

Payment Schedule
----------------

Delete the SE.1M.PRJ.004.A, dated September 23, 1998 payment milestone schedule and replace with the attached SE.1M.PRJ.004.A, dated October 12, 1998 schedule.

                                                                SE.1M.PRJ.0004.A
                                                          Dated October 12, 1998
                                                                     Page 1 of 2




-----------------------------------------------------------------------------------------------------------------
 Item      Pay     Item                                                      Milestone      Total         Cum
   #       Date    Line                    Description                         Value       Payment      Payment
=================================================================================================================
0          6/9/98  a      Full set of optics received                       $  400,000   $1,200,000   $ 1,200,000
-----------------------------------------------------------------------------------------------------------------
                   b      RWAs received                                     $  400,000
-----------------------------------------------------------------------------------------------------------------
                   c      Primary & secondary optics bonded to optical      $  400,000
                          mounts
-----------------------------------------------------------------------------------------------------------------
1         6/30/98  a      Spacecraft Test Requirement Document initial      $  400,000   $1,250,000   $ 2,450,000
                          release
-----------------------------------------------------------------------------------------------------------------
                   b      Optical bench preps complete                      $  400,000
-----------------------------------------------------------------------------------------------------------------
                   c      Full set of optical mounts complete               $  400,000
-----------------------------------------------------------------------------------------------------------------
                   d      GPS Receiver order placed                         $   50,000
-----------------------------------------------------------------------------------------------------------------
2         7/31/98  a      Bus Structure complete (inserts & painting)       $  450,000   $1,250,000   $ 3,700,000
-----------------------------------------------------------------------------------------------------------------
                   b      Solid State Recorders complete                    $  400,000
-----------------------------------------------------------------------------------------------------------------
                   c      RF box Engineering Models received                $  400,000
-----------------------------------------------------------------------------------------------------------------
3         8/31/98  a      Primary/Secondary telescope roll test complete    $  450,000   $1,250,000   $ 4,950,000
-----------------------------------------------------------------------------------------------------------------
                   b      Power boxes complete (Battery, PDA. PCU)          $  400,000
-----------------------------------------------------------------------------------------------------------------
                   c      Command & Telemetry Unit received                 $  400,000
-----------------------------------------------------------------------------------------------------------------
4         9/30/98  a      Telescope Assy Complete (mirror pins staked)      $  450,000   $1,250,000   $ 6,200,000
-----------------------------------------------------------------------------------------------------------------
                   b      Propulsion module complete                        $  400,000
-----------------------------------------------------------------------------------------------------------------
                   c      Gimbal received                                   $  400,000
-----------------------------------------------------------------------------------------------------------------
5        10/31/98  a      Telescope Vibration test complete                 $  350,000   $2,476,000   $ 8,676,000
-----------------------------------------------------------------------------------------------------------------
                   b      Stim Lamp complete                                $  350,000
-----------------------------------------------------------------------------------------------------------------
                   c      RF box set (XWBT, XNBT, SBR) received             $  300,000
-----------------------------------------------------------------------------------------------------------------
                   d      Wideband data interface EM test complete (SSS     $  350,000
                          simulator, SSR, & WBT)
-----------------------------------------------------------------------------------------------------------------
                   e      Phase 1 & 2 harness complete                      $  350,000
-----------------------------------------------------------------------------------------------------------------
                   f      Structure preps complete (heaters, thermistors)   $  350,000
-----------------------------------------------------------------------------------------------------------------
                   g      Spacecraft Computer received                      $  350,000
-----------------------------------------------------------------------------------------------------------------
                   h      Narrow Band Modulation Indexing                   $   76,000
-----------------------------------------------------------------------------------------------------------------
6        11/30/98  a      Telescope Thermal cycle test complete             $  650,000   $4,400,000   $13,076,000
-----------------------------------------------------------------------------------------------------------------
                   b      Instrument radiator thermal test complete         $  650,000
-----------------------------------------------------------------------------------------------------------------
                   c      Phase 3, 4, & 5 harness complete                  $  650,000
-----------------------------------------------------------------------------------------------------------------
                   d      Deployable cover & sunshade complete              $  650,000
-----------------------------------------------------------------------------------------------------------------
                   e      STOC certified                                    $  600,000
-----------------------------------------------------------------------------------------------------------------
                   f      Initial Spacecraft Power on                       $  600,000
-----------------------------------------------------------------------------------------------------------------
                   g      Flight software loaded into software test bench   $  600,000
-----------------------------------------------------------------------------------------------------------------
7        12/31/98  a      Flight Software (thru FQT) loaded into SCC        $1,150,000   $5,650,000   $18,726,000
-----------------------------------------------------------------------------------------------------------------
                   b      Telescope ready for SSS integration               $1,150,000
-----------------------------------------------------------------------------------------------------------------
                   c      Telescope vacuum dryout complete                  $1,150,000
-----------------------------------------------------------------------------------------------------------------
                   d      Complete EPDS integration                         $1,100,000
-----------------------------------------------------------------------------------------------------------------
                   e      SCC integration complete                          $1,100,000
=================================================================================================================

                                                                SE.IM.PRJ.0004.A
                                                          Dated October 12, 1998
                                                                     Page 2 of 2




Item    Pay   Line                         Milestone      Total          Cum
  #    Date   Item      Description          Value       Payment        Payment
--------------------------------------------------------------------------------
8    1/31/99   a    SSS & SSR
                    functional test
                    complete               $  500,000   $1,810,000   $20,536,000
--------------------------------------------------------------------------------
               b    Mid deck
                    integration
                    complete (RWAs &       $  500,000
--------------------------------------------------------------------------------
               c    Sensor subsystem
                    simulator
                    integration complete   $  550,000
--------------------------------------------------------------------------------
               d    Complete telescope
                    thermal blanket
                    installation           $  260,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

9    2/28/99   a    Focal Plane,
                    installed, aligned
                    & staked               $  550,000   $1,550,000   $22,086,000
--------------------------------------------------------------------------------
               b    Star tracker
                    electrical
                    integration
                    complete (on           $  500,000
--------------------------------------------------------------------------------
               c    SAD/HDRS
                    integration complete   $  500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

10   3/31/99   a    Instrument SNR
                    Measurement complete   $  500,000   $1,000,000   $23,086,000
--------------------------------------------------------------------------------
               b    Instrument ready to
                    integrate into bus     $  500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

11   4/30/99   a    Bus ready for
                    instrument
                    integration            $  500,000   $1,000,000   $24,086,000
--------------------------------------------------------------------------------
               b    Instrument
                    Installation
                    complete               $  500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

12   5/31/99   a    Instrument
                    integration complete   $  500,000   $1,000,000   $25,086,000
--------------------------------------------------------------------------------
               b    System baseline
                    performance tests
                    completed
                    successfully           $  500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

13   6/30/99   a    Complete thermal
                    blanket installation   $  500,000   $1,000,000   $26,086,000
--------------------------------------------------------------------------------
               b    Start Thermal Vac
                    test                   $  500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

14   7/31/99   a    Successfully
                    complete Thermal
                    Vacuum Test            $  500,000   $1,000,000   $27,086,000
--------------------------------------------------------------------------------
               b    Complete Solar
                    array installation     $  500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

15   8/31/99   a    Successfully
                    complete End to End
                    Compatability
                    test                   $  500,000   $1,000,000   $28,086,000
--------------------------------------------------------------------------------
               b    Successfully
                    complete Vibration
                    Test                   $  500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

16   9/30/99   a    Successfully
                    complete acoustic
                    test                   $  500,000   $1,000,000   $29,086,000
--------------------------------------------------------------------------------
               b    Successfully
                    complete post
                    environmental
                    deployment tests       $  500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

17  10/31/99   a    Spacecraft Ready to
                    ship                   $3,000,000   $3,000,000   $32,086,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

18  11/30/99   a    Spacecraft ready
                    for launch             $  350,000   $  350,000   $32,436,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

19  12/31/99   a    Completion of
                    In-Orbit test          $  350,000   $  350,000   $32,786,000
--------------------------------------------------------------------------------

                                                           SE.1M.PRJ.0004.A
                                                     Dated October 12, 1998
                                                                Page 1 of 2

-------------------------------------------------------------------------------------------------------------------
 Item      Pay     Line                                                     Milestone        Total         Cum
   #       Date    Item                    Description                        Value         Payment      Payment
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
0        6/9/98     a    Full set of optics received                       $  400,000   $1,200,000   $ 1,200,000
-------------------------------------------------------------------------------------------------------------------
                    b    RWAs received                                     $  400,000
-------------------------------------------------------------------------------------------------------------------
                    c    Primary & secondary optics bonded to optical      $  400,000
                         mounts
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
1        6/30/98    a    Spacecraft Test Requirement Document initial      $  400,000   $1,250,000   $ 2,450,000
                         release
-------------------------------------------------------------------------------------------------------------------
                    b    Optical bench preps complete                      $  400,000
-------------------------------------------------------------------------------------------------------------------
                    c    Full set of optical mounts complete               $  400,000
-------------------------------------------------------------------------------------------------------------------
                    d    GPS Receiver order placed                         $   50,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
2        7/31/98    a    Bus Structure complete (inserts & painting)       $  450,000   $1,250,000   $ 3,700,000
-------------------------------------------------------------------------------------------------------------------
                    b    Solid State Recorders complete                    $  400,000
-------------------------------------------------------------------------------------------------------------------
                    c    RF box Engineering Models received                $  400,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
3        8/31/98    a    Primary/Secondary telescope roll test complete    $  450,000   $1,250,000   $ 4,950,000
-------------------------------------------------------------------------------------------------------------------
                    b    Power boxes complete (Battery, PDA, PCU)          $  400,000
-------------------------------------------------------------------------------------------------------------------
                    c    Command & Telemetry Unit received                 $  400,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
4        9/30/98    a    Telescope Assy Complete (mirror pins staked)      $  450,000   $1,250,000  $ 6,200,000
-------------------------------------------------------------------------------------------------------------------
                    b    Propulsion module complete                        $  400,000
-------------------------------------------------------------------------------------------------------------------
                    c    Gimbal received                                   $  400,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
5       10/31/98    a    Telescope Vibration test complete                 $  350,000   $2,476,000   $ 8,676,000
-------------------------------------------------------------------------------------------------------------------
                    b    Stim Lamp complete                                $  350,000
-------------------------------------------------------------------------------------------------------------------
                    c    RF box set (XWBT, XNBT, SBR) received             $  300,000
-------------------------------------------------------------------------------------------------------------------
                    d    Wideband data interface EM test complete (SSS     $  350,000
                         simulator, SSR, & WBT)
-------------------------------------------------------------------------------------------------------------------
                    e    Phase 1 & 2 harness complete                      $  350,000
-------------------------------------------------------------------------------------------------------------------
                    f    Structure preps complete (heaters, thermistors)   $  350,000
-------------------------------------------------------------------------------------------------------------------
                    g    Spacecraft Computer received                      $  350,000
-------------------------------------------------------------------------------------------------------------------
                    h    Narrow Band Modulation Indexing                   $   76,000
-----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
6       11/30/98    a    Telescope Thermal cycle test complete             $  650,000   $4,400,000   $13,076,000
-------------------------------------------------------------------------------------------------------------------
                    b    Instrument radiator thermal test complete         $  650,000
-------------------------------------------------------------------------------------------------------------------
                    c    Phase 3, 4, & 5 harness complete                  $  650,000
-------------------------------------------------------------------------------------------------------------------
                    d    Deployable cover & sunshade complete              $  650,000
-------------------------------------------------------------------------------------------------------------------
                    e    STOC certified                                    $  600,000
-------------------------------------------------------------------------------------------------------------------
                    f    Initial Spacecraft Power on                       $  600,000
-------------------------------------------------------------------------------------------------------------------
                    g    Flight software loaded into software test bench   $  600,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
7       12/31/98    a    Flight Software (thru FQT) loaded into SCC        $1,150,000   $5,650,000   $18,726,000
-------------------------------------------------------------------------------------------------------------------
                    b    Telescope ready for SSS integration               $1,150,000
-------------------------------------------------------------------------------------------------------------------
                    c    Telescope vacuum dryout complete                  $1,150,000
-------------------------------------------------------------------------------------------------------------------
                    d    Complete EPDS integration                         $1,100,000
-------------------------------------------------------------------------------------------------------------------
                    e    SCC integration complete                          $1,100,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                            SE.1M.PRJ.0004.A
                                                      Dated October 12, 1998
                                                                 Page 2 of 2


-------------------------------------------------------------------------------------------------------------------
 Item      Pay     Line                                                     Milestone        Total         Cum
   #       Date    Item                    Description                        Value         Payment      Payment
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
8        1/31/99    a    SSS & SSR functional test complete                $  500,000   $1,810,000   $20,536,000
-----------------------------------------------------------------------------------------------------------------
                    b    Mid deck integration complete (RWAs &             $  500,000
-----------------------------------------------------------------------------------------------------------------
                    c    Sensor subsystem simulator integration complete   $  550,000
-----------------------------------------------------------------------------------------------------------------
                    d    Complete telescope thermal blanket installation   $  260,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
9        2/28/99    a    Focal Plane, installed, aligned & staked          $  550,000   $1,550,000   $22,086,000
-----------------------------------------------------------------------------------------------------------------
                    b    Star tracker electrical integration complete (on  $  500,000
-----------------------------------------------------------------------------------------------------------------
                    c    SAD/HDRS integration complete                     $  500,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
10       3/31/99    a    Instrument SNR Measurement complete               $  500,000   $1,000,000   $23,086,000
-----------------------------------------------------------------------------------------------------------------
                    b    Instrument ready to integrate into bus            $  500,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
11       4/30/99    a    Bus ready for instrument integration              $  500,000   $1,000,000   $24,086,000
-----------------------------------------------------------------------------------------------------------------
                    b    Instrument Installation complete                  $  500,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
12       5/31/99    a    Instrument integration complete                   $  500,000   $1,000,000   $25,086,000
-----------------------------------------------------------------------------------------------------------------
                    b    System baseline performance tests completed       $  500,000
                         successfully
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
13       6/30/99    a    Complete thermal blanket installation             $  500,000   $1,000,000   $26,086,000
-----------------------------------------------------------------------------------------------------------------
                    b    Start Thermal Vac test                            $  500,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
14       7/31/99    a    Successfully complete Thermal Vacuum Test         $  500,000   $1,000,000   $27,086,000
-----------------------------------------------------------------------------------------------------------------
                    b    Complete Solar array installation                 $  500,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
15       8/31/99    a    Successfully complete End to End Compatability    $  500,000   $1,000,000   $28,086,000
                         test
-----------------------------------------------------------------------------------------------------------------
                    b    Successfully complete Vibration Test              $  500,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
16       9/30/99    a    Successfully complete acoustic test               $  500,000   $1,000,000   $29,086,000
-----------------------------------------------------------------------------------------------------------------
                    b    Sucessfully complete post environmental           $  500,000
                         deployment tests
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
17      10/31/99    a    Spacecraft Ready to ship                          $3,000,000   $3,000,000   $32,086,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
18      11/30/99    a    Spacecraft ready for launch                       $  350,000   $  350,000   $32,436,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
19      12/31/99    a    Completion of In-Orbit test                       $  350,000   $  350,000   $32,786,000
-----------------------------------------------------------------------------------------------------------------

                                  AMENDMENT 4

                                      to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

      EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment is issued to incorporate a change to the Contract document that incorporates a four (4) day extension to the various options and off-ramp election dates.

Exhibit A - Terms and Conditions

               .   Article 7, Stop Work Period and Mechanism
               .   Article 7.2.2. Telescope Option
               .   Article 7.2.3. Instrument Option

Exhibit E - Price and Payment Schedule

              .    Telescope Option Price
              .    Instrument Option price
              .    Payment Schedule

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED


By: /s/ Herbert F. Satterlee III             11/16/98
   -----------------------------------       ------------
   Herbert F. Satterlee III                  Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


By: /s/ T.H. Lapotosky                       11/13/98
   -----------------------------------       ------------
   T.H. Lapotosky                            Date
   Director, Contracts & Government
   Compliance

EXHIBIT A - TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism
------------------------------------------
 - Change "November 16, 1998" to "November 20, 1998" in the first sentence.

Article 7.2.2 - Telescope Option
--------------------------------
 - Change "November 16, 1998" to "November 20, 1998" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 - Change "November 16, 1998" to "November 20, 1998" in the first sentence.


EXHIBIT E - PRICE AND PAYMENT SCHEDULE

Telescope Option
----------------
 - Change the price from "$8,876,000" to "$9,176,000."

Instrument Option
-----------------
 - Change the price from "$11,926,000" to "$12,226,000."

Payment Schedule
----------------
- Change the First payment (11/30/98) from "$650,000" to "$950,000."

                                  AMENDMENT 5
                                       to
                           CONTRACT SE.1M.PRJ.0004.A
                                    between
       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.
                                    for the
                       CONTRACT FOR QUICKBIRD SPACECRAFT

This Amendment is issued to incorporate a change to the Contract document that incorporates a three (3) day extension to the various options and off-ramp election dates.


Exhibit A - Terms and Conditions

            . Article 7, Stop Work Period and Mechanism
            . Article 7.2.2. Telescope Option
            . Article 7.2.3. Instrument Option


IN WITNESS WHEREOF, the parties hereto 11/20/98 to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


By: /s/ Herbert F. Satterlee III                    11/24/98
    -------------------------------------        ----------------
    Herbert F. Satterlee III                     Date
    Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION

By: /s/ T.H. Lapotsky                               11/20/98
    -------------------------------------        ----------------
    T.H. Lapotsky                                Date
    Director, Contracts & Government
    Compliance

EXHIBIT A - TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism
------------------------------------------
 - Change "November 20, 1998" to "November 23, 1998" in the first sentence.

Article 7.2.2 - Telescope Option
--------------------------------
 - Change "November 20, 1998" to "November 23, 1998" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 - Change "November 20, 1998" to "November 23, 1998" in the first sentence.

                                  AMENDMENT 6

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates.


Exhibit A - Terms and Conditions

           . Article 7, Stop Work Period and Mechanism
           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


By:  /s/ Shawn Thompson                                     11/23/98
     ------------------------------------------          ---------------
     For Herbert F. Satterlee III                        Date
     Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


By:  /s/ T.H. Lapotosky                                     11/23/98
     -------------------------------------------         ----------------
     T.H. Lapotosky                                      Date
     Director, Contracts & Government Compliance

EXHIBIT A - TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism
------------------------------------------
- Change "November 23, 1998" to "November 24, 1998" in the first sentence.

Article 7.2.2 - Telescope Option
--------------------------------
- Change "November 23, 1998" to "November 24, 1998" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
- Change "November 23, 1998" to "November 24, 1998" in the first sentence.

                                   AMENDMENT 7

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



  This Amendment is issued to incorporate a change to the Contract document that incorporates a six (6) day extension to the various options and off-ramp election dates.


  Exhibit A - Terms and Conditions

            . Article 7, Stop Work Period and Mechanism
            . Article 7.2.2. Telescope Option
            . Article 7.2.3. Instrument Option


  Entire Agreement. This Amendment, hereto constitutes the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


  EARTHWATCH, INCORPORATED


     /s/ Herbert F. Satterlee III                        11/24/98
  By:____________________________________________     ____________________
     Herbert F. Satterlee III                         Date
     Chief Executive Officer & President


  BALL AEROSPACE SYSTEMS DIVISION


     /s/ T.H. Lapotosky                                  11/24/98
  By:____________________________________________     ____________________
     T.H. Lapotosky                                   Date
     Director, Contracts & Government Compliance

EXHIBIT A - TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism
------------------------------------------
 -  Change "November 24, 1998" to "November 30, 1998" in the first sentence.

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "November 24, 1998" to "November 30, 1998" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "November 24, 1998" to "November 30, 1998" in the first sentence.

                                  AMENDMENT 8

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



   This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates.


   Exhibit A - Terms and Conditions

              . Article 7, Stop Work Period and Mechanism
              . Article 7.2.2. Telescope Option
              . Article 7.2.3. Instrument Option


   Entire Agreement. This Amendment, hereto constitutes the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


   EARTHWATCH, INCORPORATED


      /s/ Shawn Thompson                                 11/30/98
   By:_____________________________________________     ______________________
      Herbert F. Satterlee III                          Date
      Chief Executive Officer & President


   BALL AEROSPACE SYSTEMS DIVISION


      /s/ T.H. Lapotosky                                 11/30/98
   By:_____________________________________________     ______________________
      T.H. Lapotosky                                    Date
      Director, Contracts & Government Compliance

EXHIBIT A - TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism
------------------------------------------
 -  Change "November 30, 1998" to "December 1, 1998" in the first sentence.

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "November 30, 1998" to "December 1, 1998" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "November 30, 1998" to "December 1, 1998" in the first sentence.

                                   AMENDMENT 9

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment incorporates the following changes to the Contract.


Exhibit A - Terms and Conditions

           . Article 7, Stop Work Period and Mechanism
           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Option to Purchase One (1) One Meter Space Segment

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule

           . Full Project Deliverables and Services Price
           . Telescope Option Price
           . Instrument Option Price
           . Restart Price
           . Payment Schedule

Entire Agreement. This Amendment, including the EXHIBITS hereto constitutes the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

   EARTHWATCH, INCORPORATED


      /s/ Herbert F. Satterlee III                       12/1/98
   By:_____________________________________________     ______________________
      Herbert F. Satterlee III                          Date
      Chief Executive Officer & President


   BALL AEROSPACE SYSTEMS DIVISION


      /s/ T.H. Lapotosky                                 12/1/98
   By:_____________________________________________     ______________________
      T.H. Lapotosky                                    Date
      Director, Contracts & Government Compliance

      EXHIBIT A TO CONTRACT FOR THE EARTHWATCH PROJECT ONE QUICKBIRD SPACE
                          SEGMENT TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism: Change the First Sentence to read:
"Subject to the terms and conditions of this contract on or before January 15, 1999, due to certain EarthWatch financial limitations, it may be necessary for EarthWatch to direct BATC to suspend work as well as suspend payments as defined in Exhibit C, Statement of Work until March 1, 1999."

Article 7.2.2 - Telescope Option: Change the first and second sentences to read:
"On or before January 15, 1999, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the assembled telescope including "STIM Lamp" following one completed vibration and thermal test, one set of the Solid State Recorders, one set of Wide Band Transmitters, one High Gain Antenna, one High Gain Antenna Gimbal with associated wide band radio frequency materials including Subcontracted items, two sets of "S" Band Receivers and two sets of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before February 26, 1999, with the exception of the 2nd set of RF Components. These components will be delivered on or before June 30, 1999."

Article 7.2.3 - Instrument Option: Change the first and second sentences to read: "On or before January 15, 1999, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the telescope including "STIM Lamp" and the EarthWatch provided (through Kodak) Sensor Subsystem, one set of Solid State Recorders, one set of Wide Band Transmitters with Radio Frequency material, one High Gain Antenna, one High Gain Antenna Gimbal, two sets of "S" Band Receivers and two sets of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before May 31, 1999, with the exception of the 2nd set of RF Components. These components will be delivered on or before June 30, 1999."

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

 . Price and Schedule: Change the Contract Start Date and Price as follows:
  -------------------

  Exercise Period    Contract Start Date       Price        Delivery Schedule
  ---------------    -------------------       -----        -----------------
      No. 1          6/1/98 thru 1/15/99    $30,450,000     November 1, 2000

 . Payment Schedule:
  -----------------

  Prior to exercise, EarthWatch and BATC shall negotiate detailed milestones associated with the nominal payment schedule set forth below:

          ----------------------------
          Pay Date          Payment $
          ----------------------------
          1-Feb-99
          1-Mar-99         $ 2,900,000
          1-Apr-99         $ 2,900,000
          1-May-99         $ 2,900,000
          1-Jun-99         $ 2,900,000
          1-Jul-99         $ 2,900,000
          1-Aug-99         $ 1,500,000
          1-Sep-99         $ 1,500,000
          1-Oct-99         $ 1,300,000
          1-Nov-99         $ 1,300,000
          1-Dec-99         $ 1,300,000
          1-Jan-00         $ 1,300,000
          1-Feb-00         $ 1,120,000
          1-Mar-00         $   700,000
          1-Apr-00         $   700,000
          1-May-00         $   700,000
          1-Jun-00         $   700,000
          1-Jul-00         $   700,000
          1-Aug-00         $   700,000
          1-Sep-00         $   700,000
          1-Oct-00         $   330,000
          1-Nov-00         $ 1,400,000
          ----------------------------
            Total          $30,450,000
          ----------------------------

EXHIBIT E - PRICE AND PAYMENT SCHEDULE

Full Project Deliverables and Services Price: Change the first sentence to read "The total fixed price for the Deliverables and Services for the first One (1) Meter QuickBird Space Segment is $33,490,000."

Telescope Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.2 is $10,176,000."

Instrument Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.3 is $12,661,000."

Restart Prices: Change as follows:

                                                  Delivery (calculated from
      Restart Dates          QB #1 Prices           execution of Contract)
      -------------          ------------           ----------------------

   01/15/99 - 03/01/99        $34,300,000                  20.5 mos.

 . No. 3    Instrument Option Payment Schedule: Change as follows:

     Due Date                Amount $
     --------                --------
     01/31/99                $895,000
     02/28/99                $895,000
     03/31/99                $895,000

 . Substitute the attached revised SE.1M.PRJ.0004.A dated June 4, 1998 payment milestone schedule with SE.1M.PRJ.0004.A dated December 1, 1998.

                                                                SE.1M.PRJ.0004.A
                                                         Dated December 01, 1998

  Pay                                                                 Milestone     Total        Cumm
  Date       Description                                                 Value     Payment      Payment
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 6/9/98   a  Full set of optics received                              $  400,000  $1,200,000  $ 1,200,000
---------------------------------------------------------------------------------------------------------
          b  RWAs received                                            $  400,000
---------------------------------------------------------------------------------------------------------
          c  Primary & secondary optics bonded to optical mounts      $  400,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
6/30/98   a  Spacecraft Test Requirement Document initial release     $  400,000  $1,250,000  $ 2,450,000
---------------------------------------------------------------------------------------------------------
          b  Optical bench preps complete                             $  400,000
---------------------------------------------------------------------------------------------------------
          c  Full set of optical mounts complete                      $  400,000
---------------------------------------------------------------------------------------------------------
          d  GPS Receiver order placed                                $   50,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
7/31/98   a  Bus Structure complete (inserts & painting)              $  450,000  $1,250,000  $ 3,700,000
---------------------------------------------------------------------------------------------------------
          b  Solid State Recorders complete                           $  400,000
---------------------------------------------------------------------------------------------------------
          c  RF box Engineering Models received                       $  400,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
8/31/98   a  Primary/Secondary telescope roll test complete           $  450,000  $1,250,000  $ 4,950,000
---------------------------------------------------------------------------------------------------------
          b  Power boxes complete (Battery, PDA, PCU)                 $  400,000
---------------------------------------------------------------------------------------------------------
          c  Command & Telemetry Unit received                        $  400,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
9/30/98   a  Telescope Assy Complete (mirror pins staked)             $  450,000  $1,250,000  $ 6,200,000
---------------------------------------------------------------------------------------------------------
          b  Propulsion module complete                               $  400,000
---------------------------------------------------------------------------------------------------------
          c  Gimbal received                                          $  400,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
10/31/98  a  Telescope Vibration test complete                        $  720,000  $2,476,000  $ 8,676,000
---------------------------------------------------------------------------------------------------------
          b  Wideband data interface EM test complete                 $  420,000
             (SSS simulator, SSR, & WBT)
---------------------------------------------------------------------------------------------------------
          c  Phase 1 & 2 harness complete                             $  420,000
---------------------------------------------------------------------------------------------------------
          d  Structure preps complete (heaters, thermistors)          $  420,000
---------------------------------------------------------------------------------------------------------
          e  Spacecraft Computer received                             $  420,000
---------------------------------------------------------------------------------------------------------
          f  Narrow Band Modulation Indexing                          S   76,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
12/1/98   a  Telescope Thermal cycle test complete                    $  225,000  $1,300,000  $ 9,976,000
---------------------------------------------------------------------------------------------------------
          b  Instrument radiator thermal test complete                $  215,000
---------------------------------------------------------------------------------------------------------
          c  Phase 3, 4, & 5 harness complete                         $  215,000
---------------------------------------------------------------------------------------------------------
          e  STOC certified                                           $  215,000
---------------------------------------------------------------------------------------------------------
          f  Initial Spacecraft Power on                              $  215,000
---------------------------------------------------------------------------------------------------------
          g  Flight software loaded into software test bench          $  215,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1/31/99   a  Flight Software (thru FQT) loaded into SCC               $1,375,000  $6,815,000  $16,791,000
---------------------------------------------------------------------------------------------------------
          b  Mid deck integration complete (RWAs & torquers)          $1,360,000                                                  1
---------------------------------------------------------------------------------------------------------
          c  Telescope vacuum dryout complete (inc post thermal test) $1,360,000
---------------------------------------------------------------------------------------------------------
          d  Complete EPDS integration                                $1,360,000
---------------------------------------------------------------------------------------------------------
          e  SCC Integration complete                                 $1,360,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
2/28/99   a  SSS & SSR functional test complete                       $  600,000  $3,000,000  $19,791,000
---------------------------------------------------------------------------------------------------------
          b  Telescope ready for SSS integration                      $  600,000
---------------------------------------------------------------------------------------------------------
          c  Sensor subsystem simulator integration complete          $  600,000
---------------------------------------------------------------------------------------------------------
          d  Complete telescope thermal blanket installation          $  600,000
---------------------------------------------------------------------------------------------------------
          e  Narrowband RF box set (XNST & SBR) received              $  600,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
3/31/99   a  Focal Plane, installed, aligned & staked                 $  600,000  $3,000,000  $22,791,000
---------------------------------------------------------------------------------------------------------

                                                                SE.1M.PRJ.0004.A
                                                         Dated December 01, 1998

---------------------------------------------------------------------------------------------------------
          b  Star tracker electrical integration complete (on bus)    $  600,000
---------------------------------------------------------------------------------------------------------
          c  SAO/HDRS integration complete                            $  600,000
---------------------------------------------------------------------------------------------------------
          d  Deployable cover & sunshade complete                     $  600,000
---------------------------------------------------------------------------------------------------------
          e  Wideband RF box set (WBT) received                       $  600,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 4/30/99  a  Instrument SNR Measurement complete                      $  500,000  $1,000,000  $23,791,000
---------------------------------------------------------------------------------------------------------
          b  Instrument ready to integrate into bus                   $  500,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 5/31/99  a  Bus ready for instrument integration                     $  500,000  $1,000,000  $24,791,000
---------------------------------------------------------------------------------------------------------
          b  Instrument Installation complete                         $  500,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 6/30/99  a  Instrument integration complete                          $  500,000  $1,000,000  $25,791,000
---------------------------------------------------------------------------------------------------------
          b  System baseline performance tests completed sucessfully  $  500,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 7/31/99  a  Complete thermal blanket installation                    $  500,000  $1,000,000  $26,791,000
---------------------------------------------------------------------------------------------------------
          b  Start Thermal Vac test                                   $  500,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 8/31/99  a  Successfully complete Thermal Vacuum Test                $  500,000  $1,000,000  $27,791,000
---------------------------------------------------------------------------------------------------------
          b  Complete Solar array installation                        $  500,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 9/30/99  a  Successfully complete End to End Compatability test      $  500,000  $1,000,000  $28,791,000
---------------------------------------------------------------------------------------------------------
          b  Successfully complete Vibration Test                     $  500,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
10/31/99  a  Successfully complete acoustic test                      $  500,000  $1,000,000  $29,791,000
---------------------------------------------------------------------------------------------------------
          b  Successfully complete post environmental deployment tests$  500,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
11/30/99  a  Spacecraft Ready to ship                                 $3,000,000  $3,000,000  $32,791,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
12/31/99  a  Spacecraft ready for launch                              $  350,000  $  350,000  $33,141,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
1/30/99   a  Completion of In-Orbit test                              $  349,000  $  349,000  $33,490,000
---------------------------------------------------------------------------------------------------------

                                  AMENDMENT 10

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



 This Amendment is issued to incorporate a change to the Contract document that incorporates a three (3) day extension to the various options and off-ramp election dates.


 Exhibit A - Terms and Conditions

           . Article 7, Stop Work Period and Mechanism
           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option


 Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


 EARTHWATCH, INCORPORATED


    /s/ Herbert F. Satterlee III
 By:_____________________________________________     _______________________
    Herbert F. Satterlee III                          Date
    Chief Executive Officer & President


 BALL AEROSPACE SYSTEMS DIVISION


    /s/ T.H. Lapotosky                                01/15/99
 By:_____________________________________________     _______________________
    T.H. Lapotosky                                    Date
    Director, Contracts & Government Compliance

EXHIBIT A - TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism
------------------------------------------
 -  Change "January 15, 1999" to "January 18, 1999" in the first sentence.

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "January 15, 1999" to "January 18, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "January 15, 1999" to "January 18, 1999" in the first sentence.

                                 AMENDMENT 11

                                      to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment incorporates the following changes to the Contract.

Exhibit A - Terms and Conditions

           . Article 7, Stop Work Period and Mechanism
           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Option to Purchase One (1) One Meter Space Segment

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule

           . Full Project Deliverables and Services Price
           . Telescope Option Price
           . Instrument Option Price
           . Restart Price
           . Payment Schedule



Entire Agreement. This Amendment, including the EXHIBITS hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

 EARTHWATCH, INCORPORATED


    /s/ Herbert F. Satterlee III                      1/18/99
 By:_____________________________________________     _______________________
    Herbert F. Satterlee III                          Date
    Chief Executive Officer & President


 BALL AEROSPACE SYSTEMS DIVISION


    /s/ T.H. Lapotosky                                01/18/99
 By:_____________________________________________     _______________________
    T.H. Lapotosky                                    Date
    Director, Contracts & Government Compliance

      EXHIBIT A TO CONTRACT FOR THE EARTHWATCH PROJECT ONE QUICKBIRD SPACE
                          SEGMENT TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism: Change the First Sentence to read:
"Subject to the terms and conditions of this contract on or before January 22, 1999, due to certain EarthWatch financial limitations, it may be necessary for EarthWatch to direct BATC to suspend work as well as suspend payments as defined in Exhibit C, Statement of Work until March 1, 1999."

Article 7.2.2 - Telescope Option: Change the first and second sentences to read:
"On or before January 22, 1999, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the assembled telescope including "STIM Lamp" following one completed vibration and thermal test, one set of the Solid State Recorders, one set of Wide Band Transmitters, one High Gain Antenna, one High Gain Antenna Gimbal with associated wide band radio frequency materials including Subcontracted items, two sets of "S" Band Receivers and two sets of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before February 26, 1999, with the exception of the 2nd set of RF Components. These components will be delivered on or before June 30, 1999."

Article 7.2.3 - Instrument Option: Change the first and second sentences to read: "On or before January 22, 1999, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the telescope including "STIM Lamp" and the EarthWatch provided (through Kodak) Sensor Subsystem, one set of Solid State Recorders, one set of Wide Band Transmitters with Radio Frequency material, one High Gain Antenna, one High Gain Antenna Gimbal, two sets of "S" Band Receivers and two sets of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before May 31, 1999, with the exception of the 2nd set of RF Components. These components will be delivered on or before June 30, 1999."

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

 . Price and Schedule: Change the Contract Start Date and Price as follows:
  -------------------

  Exercise Period    Contract Start Date        Price         Delivery Schedule
  ---------------    -------------------        -----         -----------------
       No. 1         6/1/98 thru 1/22/99     $30,450,000      November 1, 2000

 . Payment Schedule:
  -----------------

  Prior to exercise, EarthWatch and BATC shall negotiate detailed milestones associated with the nominal payment schedule set forth below:

          -------------------------------
          Pay Date             Payment $
          -------------------------------
          1-Feb-99
          1-Mar-99            $ 2,900,000
          1-Apr-99            $ 2,900,000
          1-May-99            $ 2,900,000
          1-Jun-99            $ 2,900,000
          1-Jul-99            $ 2,900,000
          1-Aug-99            $ 1,500,000
          1-Sep-99            $ 1,500,000
          1-Oct-99            $ 1,300,000
          1-Nov-99            $ 1,300,000
          1-Dec-99            $ 1,300,000
          1-Jan-00            $ 1,300,000
          1-Feb-00            $ 1,120,000
          1-Mar-00            $   700,000
          1-Apr-00            $   700,000
          1-May-00            $   700,000
          1-Jun-00            $   700,000
          1-Jul-00            $   700,000
          1-Aug-00            $   700,000
          1-Sep-00            $   700,000
          1-Oct-00            $   330,000
          1-Nov-00            $ 1,400,000
          -------------------------------
            Total             $30,450,000
          -------------------------------

EXHIBIT E - PRICE AND PAYMENT SCHEDULE

Full Project Deliverables and Services Price: Change the first sentence to read "The total fixed price for the Deliverables and Services for the first One (1) Meter QuickBird Space Segment is $33,490,000."

Telescope Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.2 is $10,376,000."

Instrument Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.3 is $12,861,000."

Restart Prices: Change as follows:

                                               Delivery (calculated from
      Restart Dates        QB #1 Prices         execution of Contract)
      -------------        ------------         ----------------------

   01/22/99 - 03/01/99      $34,300,000                 20.5 mos.

 . No. 3    Instrument Option Payment Schedule: Change as follows:

     Due Date                   Amount $
     --------                   --------
     01/31/99                   $895,000
     02/28/99                   $895,000
     03/31/99                   $895,000

 . Substitute the attached revised SE.1M.PRJ.0004.A dated December 1, 1998 payment milestone schedule with SE.1M.PRJ.0004.A dated January 15, 1999.

                                                                SE.1M.PRJ.0004.A
                                                          Dated January 15, 1999

---------------------------------------------------------------------------------------------------------------
                                                                         Milestone      Total
Pay Date   Description                                                     Value       Payment     Cumm Payment
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 6/9/98   a  Full set of optics received                                 $  400,000   $1,200,000   $ 1,200,000
---------------------------------------------------------------------------------------------------------------
          b  RWAs received                                               $  400,000
---------------------------------------------------------------------------------------------------------------
          c  Primary & secondary optics bonded to optical mounts         $  400,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 6/30/98  a  Spacecraft Test Requirement Document initial release        $  400,000   $1,250,000   $ 2,450,000
---------------------------------------------------------------------------------------------------------------
          b  Optical bench preps complete                                $  400,000
---------------------------------------------------------------------------------------------------------------
          c  Full set of optical mounts complete                         $  400,000
---------------------------------------------------------------------------------------------------------------
          d  GPS Receiver order placed                                   $   50,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 7/31/98  a  Bus Structure complete (inserts & painting)                 $  450,000   $1,250,000   $ 3,700,000
---------------------------------------------------------------------------------------------------------------
          b  Solid State Recorders complete                              $  400,000
---------------------------------------------------------------------------------------------------------------
          c  RF box Engineering Models received                          $  400,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 8/31/98  a  Primary/Secondary telescope roll test complete              $  450,000   $1,250,000   $ 4,950,000
---------------------------------------------------------------------------------------------------------------
          b  Power boxes complete (Battery, PDA, PCU)                    $  400,000
---------------------------------------------------------------------------------------------------------------
          c  Command & Telemetry Unit received                           $  400,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 9/30/98  a  Telescope Assy Complete (mirror pins staked)                $  450,000   $1,250,000   $ 6,200,000
---------------------------------------------------------------------------------------------------------------
          b  Propulsion module complete                                  $  400,000
---------------------------------------------------------------------------------------------------------------
          c  Gimbal received                                             $  400,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
10/31/98  a  Telescope Vibration test complete                           $  720,000   $2,476,000   $ 8,676,000
---------------------------------------------------------------------------------------------------------------
          b  Wideband data interface EM test complete (SSS simulator,
             SSR, & WBT)                                                 $  420,000
---------------------------------------------------------------------------------------------------------------
          c  Phase 1 & 2 harness complete                                $  420,000
---------------------------------------------------------------------------------------------------------------
          d  Structure preps complete (heaters, thermistors)             $  420,000
---------------------------------------------------------------------------------------------------------------
          e  Spacecraft Computer received                                $  420,000
---------------------------------------------------------------------------------------------------------------
          f  Narrow Band Modulation Indexing                             $   76,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 12/1/98  a  Telescope Thermal cycle test complete                       $  225,000   $1,300,000   $ 9,976,000
---------------------------------------------------------------------------------------------------------------
          b  Instrument radiator thermal test complete                   $  215,000
---------------------------------------------------------------------------------------------------------------
          c  Phase 3, 4, & 5 harness complete                            $  215,000
---------------------------------------------------------------------------------------------------------------
          e  STOC certified                                              $  215,000
---------------------------------------------------------------------------------------------------------------
          f  Initial Spacecraft Power on                                 $  215,000
---------------------------------------------------------------------------------------------------------------
          g  Flight software loaded into software test bench             $  215,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 1/19/99  a  Execution of Amendment 11                                   $  200,000   $  200,000   $10,176,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 1/31/99  a  Flight Software (thru FQT) loaded into SCC                  $1,175,000   $6,615,000   $16,791,000
---------------------------------------------------------------------------------------------------------------
          b  Mid deck integration complete (RWAs & torquers)             $1,360,000
---------------------------------------------------------------------------------------------------------------
          c  Telescope vacuum dryout complete (inc post thermal test)    $1,360,000
---------------------------------------------------------------------------------------------------------------
          d  Complete EPDS integration                                   $1,360,000
---------------------------------------------------------------------------------------------------------------
          e  SCC Integration complete                                    $1,360,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 2/28/99  a  SSS & SSR functional test complete                          $  600,000   $3,000,000   $19,791,000
---------------------------------------------------------------------------------------------------------------
          b  Telescope ready for SSS integration                         $  600,000
---------------------------------------------------------------------------------------------------------------
          c  Sensor subsystem simulator integration complete             $  600,000
---------------------------------------------------------------------------------------------------------------
          d  Complete telescope thermal blanket installation             $  600,000
---------------------------------------------------------------------------------------------------------------
          e  Narrowband RF box set (XNBT & SBR) received                 $  600,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 3/31/99  a  Focal Plane, installed, aligned & staked                    $  600,000   $3,000,000   $22,791,000
---------------------------------------------------------------------------------------------------------------
          b  Star tracker electrical integration complete (on bus)       $  600,000
---------------------------------------------------------------------------------------------------------------
          c  SAD/HDRS integration complete                               $  600,000
---------------------------------------------------------------------------------------------------------------
          d  Deployable cover & sunshade complete                        $  600,000
---------------------------------------------------------------------------------------------------------------

                                                                SE.1M.PRJ.0004.A
                                                          Dated January 15, 1999

---------------------------------------------------------------------------------------------------------------
          e  Wideband RF box set (WBT) received                          $  600,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 4/30199  a  Instrument SNR Measurement complete                         $  500,000   $1,000,000   $23,791,000
---------------------------------------------------------------------------------------------------------------
          b  Instrument ready to integrate into bus                      $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 5/31/99  a  Bus ready for instrument integration                        $  500,000   $1,000,000   $24,791,000
---------------------------------------------------------------------------------------------------------------
          b  Instrument installation complete                            $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 6/30/99  a  Instrument integration complete                             $  500,000   $1,000,000   $25,791,000
---------------------------------------------------------------------------------------------------------------
          b  System baseline performance tests completed successfully    $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 7/31/99  a  Complete thermal blanket installation                       $  500,000   $1,000,000   $26,791,000
---------------------------------------------------------------------------------------------------------------
          b  Start Thermal Vac test                                      $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 8/31/99  a  Successfully complete Thermal Vacuum Test                   $  500.000   $1,000,000   $27,791,000
---------------------------------------------------------------------------------------------------------------
          b  Complete Solar array installation                           $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 9/30/99  a  Successfully complete End to End Compatability test         $  500,000   $1,000,000   $28,791,000
---------------------------------------------------------------------------------------------------------------
          b  Successfully complete Vibration Test                        $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
10/31/99  a  Successfully complete acoustic test                         $  500,000   $1,000,000   $29,791,000
---------------------------------------------------------------------------------------------------------------
          b  Successfully complete post environmental deployment tests   $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
11/30/99  a  Spacecraft Ready to ship                                    $3,000,000   $3,000,000   $32,791,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12/31/99  a  Spacecraft ready for launch                                 $  350,000   $  350,000   $33,141,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 1/30/99  a  Completion of In-Orbit test                                 S  349,000   $  349,000   $33,490,000
---------------------------------------------------------------------------------------------------------------

                                  AMENDMENT 12

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment incorporates the following changes to the Contract.


Exhibit A - Terms and Conditions

           . Article 7, Stop Work Period and Mechanism
           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Option to Purchase One (1) One Meter Space Segment

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule

           . Full Project Deliverables and Services Price
           . Telescope Option Price
           . Instrument Option Price
           . Restart Price
           . Payment Schedule


Entire Agreement. This Amendment, including the EXHIBITS hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED


   /s/ Herbert F. Satterlee III                      1/22/99
By:_____________________________________________     _________________________
   Herbert F. Satterlee III                          Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ T.H. Lapotosky                                01/22/99
By:_____________________________________________     _________________________
   T.H. Lapotosky                                    Date
   Director, Contracts & Government Compliance

      EXHIBIT A TO CONTRACT FOR THE EARTHWATCH PROJECT ONE QUICKBIRD SPACE
                          SEGMENT TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism: Change the First Sentence to read:
"Subject to the terms and conditions of this contract on or before January 27, 1999, due to certain EarthWatch financial limitations, it may be necessary for EarthWatch to direct BATC to suspend work as well as suspend payments as defined in Exhibit C, Statement of Work until March 1, 1999."

Article 7.2.2 - Telescope Option: Change the first and second sentences to read:
"On or before January 27, 1999, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the assembled telescope including "STIM Lamp" following one completed vibration and thermal test, one set of the Solid State Recorders, one set of Wide Band Transmitters, one High Gain Antenna, one High Gain Antenna Gimbal with associated wide band radio frequency materials including Subcontracted items, two sets of "S" Band Receivers and two sets of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before February 26, 1999, with the exception of the 2nd set of RF Components. These components will be delivered on or before June 30, 1999."

Article 7.2.3 - Instrument Option: Change the first and second sentences to read: "On or before January 27, 1999, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the telescope including "STIM Lamp" and the EarthWatch provided (through Kodak) Sensor Subsystem, one set of Solid State Recorders, one set of Wide Band Transmitters with Radio Frequency material, one High Gain Antenna, one High Gain Antenna Gimbal, two sets of "S" Band Receivers and two sets of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before May 31, 1999, with the exception of the 2nd set of RF Components. These components will be delivered on or before June 30, 1999."

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

 . Price and Schedule: Change the Contract Start Date and Price as follows:
  -------------------

  Exercise Period    Contract Start Date        Price       Delivery Schedule
  ---------------    -------------------        -----       -----------------
       No. 1         6/1/98 thru 1/27/99     $30,450,000     November 1, 2000

 . Payment Schedule:
  ----------------

  Prior to exercise, EarthWatch and BATC shall negotiate detailed milestones associated with the nominal payment schedule set forth below:

          --------------------------------
          Pay Date              Payment $
          --------------------------------
          1-Feb-99
          1-Mar-99             $ 2,900,000
          1-Apr-99             $ 2,900,000
          1-May-99             $ 2,900,000
          1-Jun-99             $ 2,900,000
          1-Jul-99             $ 2,900,000
          1-Aug-99             $ 1,500,000
          1-Sep-99             $ 1,500,000
          1-Oct-99             $ 1,300,000
          1-Nov-99             $ 1,300,000
          1-Dec-99             $ 1,300,000
          1-Jan-00             $ 1,300,000
          1-Feb-00             $ 1,120,000
          1-Mar-00             $   700,000
          1-Apr-00             $   700,000
          1-May-00             $   700,000
          1-Jun-00             $   700,000
          1-Jul-00             $   700,000
          1-Aug-00             $   700,000
          1-Sep-00             $   700,000
          1-Oct-00             $   330,000
          1-Nov-00             $ 1,400,000
          --------------------------------
            Total              $30,450,000
          --------------------------------

EXHIBIT E - PRICE AND PAYMENT SCHEDULE

Full Project Deliverables and Services Price: The first sentence remains "The total fixed price for the Deliverables and Services for the first One (1) Meter QuickBird Space Segment is $33,490,000."

Telescope Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.2 is $10,496,000."

Instrument Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.3 is $12,981,000."

Restart Prices: Change as follows:

                                              Delivery (calculated from
      Restart Dates        QB #1 Prices         execution of Contract)
      -------------        ------------         ----------------------

   01/27/99 - 03/01/99      $34,300,000                20.5 mos.

 . No. 3    Instrument Option Payment Schedule: Remains as follows:

     Due Date                 Amount $
     --------                 --------

     01/31/99                 $895,000
     02/28/99                 $895,000
     03/31/99                 $895,000

 . Substitute the attached revised SE.1M.PRJ.0004.A dated December 1, 1998 payment milestone schedule with SE.1M.PRJ.0004.A dated January 22, 1999.

                                                                SE.1M.PRJ.0004.A
                                                          Dated January 22, 1999

      Pay        Description                                               Milestone     Total        Cumm
      Date                                                                   Value      Payment      Payment
--------------------------------------------------------------------------------------------------------------
0    6/9/98   a  Full set of optics received                               $  400,000  $1,200,000  $ 1,200,000
--------------------------------------------------------------------------------------------------------------
              b  RWAs received                                             $  400,000
--------------------------------------------------------------------------------------------------------------
              c  Primary & secondary optics bonded to optical moun         $  400,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
1   6/30/98   a  Spacecraft Test Requirement Document initial rele         $  400,000  $1,250,000  $ 2,450,000
--------------------------------------------------------------------------------------------------------------
              b  Optical bench preps complete                              $  400,000
--------------------------------------------------------------------------------------------------------------
              c  Full set of optical mounts complete                       $  400,000
--------------------------------------------------------------------------------------------------------------
              d  GPS Receiver order placed                                 $   50,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
2   7/31/98   a  Bus Structure complete (inserts & painting)               $  450,000  $1,250,000  $ 3,700,000
--------------------------------------------------------------------------------------------------------------
              b  Solid State Recorders complete                            $  400,000
--------------------------------------------------------------------------------------------------------------
              c  RF box Engineering Models received                        $  400,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
3   8/31/98   a  Primary/Secondary telescope roll test complete            $  450,000  $1,250,000  $ 4,950,000
--------------------------------------------------------------------------------------------------------------
              b  Power boxes complete (Battery, PDA, PCU)                  $  400,000
--------------------------------------------------------------------------------------------------------------
              c  Command & Telemetry Unit received                         $  400,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
4   9/30/98   a  Telescope Assy Complete (mirror pins staked)              $  450,000  $1,250,000  $ 6,200,000
--------------------------------------------------------------------------------------------------------------
              b  Propulsion module complete                                $  400,000
--------------------------------------------------------------------------------------------------------------
              c  Gimbal received                                           $  400,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
5  10/31/98   a  Telescope Vibration test complete                         $  720,000  $2,476,000  $ 8,676,000
--------------------------------------------------------------------------------------------------------------
              b  Wideband data interface EM test complete (SSS             $  420,000
                 simulator, SSR, & WBT)
--------------------------------------------------------------------------------------------------------------
              c  Phase 1 & 2 harness complete                              $  420,000
--------------------------------------------------------------------------------------------------------------
              d  Structure preps complete (heaters, thermistors)           $  420,000
--------------------------------------------------------------------------------------------------------------
              e  Spacecraft Computer received                              $  420,000
--------------------------------------------------------------------------------------------------------------
              f  Narrow Band Modulation Indexing                           $   76,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
6   12/1/98   a  Telescope Thermal cycle test complete                     $  225,000  $1,300,000  $ 9,976,000
--------------------------------------------------------------------------------------------------------------
              b  Instrument radiator thermal test complete                 $  215,000
--------------------------------------------------------------------------------------------------------------
              c  Phase 3, 4, & 5 harness complete                          $  215,000
--------------------------------------------------------------------------------------------------------------
              e  STOC certified                                            $  215,000
--------------------------------------------------------------------------------------------------------------
              f  Initial Spacecraft Power on                               $  215,000
--------------------------------------------------------------------------------------------------------------
              g  Flight software loaded into software test bench           $  215,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    1/19/99   a  Execution of Amendment 11                                 $  200,000  $  200,000  $10,176,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    1/25/99   a  Execution of Amendment 12                                 $  120,000  $  120,000  $10,296,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
7   1/31/99   a  Flight Software (thru FQT) loaded into SCC                $1,175,000  $6,495,000  $16,791,000
--------------------------------------------------------------------------------------------------------------
              b  Mid deck integration complete (RWAs & torquers)           $1,240,000
--------------------------------------------------------------------------------------------------------------
              c  Telescope vacuum dryout complete (inc post therm          $1,360,000
--------------------------------------------------------------------------------------------------------------
              d  Complete EPDS integration                                 $1,360,000
--------------------------------------------------------------------------------------------------------------
              e  SCC Integration complete                                  $1,360,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
8   2/28/99   a  SSS & SSR functional test complete                        $  600,000  $3,000,000  $19,791,000
--------------------------------------------------------------------------------------------------------------
              b  Telescope ready for SSS integration                       $  600,000
--------------------------------------------------------------------------------------------------------------
              c  Sensor subsystem simulator integration complete           $  600,000
--------------------------------------------------------------------------------------------------------------

                                                                SE.1M.PRJ.0004.A
                                                          Dated January 22, 1999

--------------------------------------------------------------------------------------------------------------
              d  Complete telescope thermal blanket installation           $  600,000
--------------------------------------------------------------------------------------------------------------
              e  Narrowband RF box set (XNBT & SBR) received               $  600,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
9   3/31/99   a  Focal Plane, installed, aligned & staked                  $  600,000  $3,000,000  $22,791,000
--------------------------------------------------------------------------------------------------------------
              b  Star tracker electrical integration complete (on bus)     $  600,000
--------------------------------------------------------------------------------------------------------------
              c  SAD/HDRS integration complete                             $  600,000
--------------------------------------------------------------------------------------------------------------
              d  Deployable cover & sunshade complete                      $  600,000
--------------------------------------------------------------------------------------------------------------
              e  Wideband RF box set (WBT) received                        $  600,060
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
10  4/30/99   a  Instrument SNR Measurement complete                       $  500,000  $1,000,000  $23,791,000
--------------------------------------------------------------------------------------------------------------
              b  Instrument ready to integrate into bus                    $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
11  5/31/99   a  Bus ready for instrument integration                      $  500,000  $1,000,000  $24,791,000
--------------------------------------------------------------------------------------------------------------
              b  Instrument Installation complete                          $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
12  6/30/99   a  Instrument integration complete                           $  500,000  $1,000,000  $25,791,000
--------------------------------------------------------------------------------------------------------------
              b  System baseline performance tests completed suc           $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
13  7/31/99   a  Complete thermal blanket installation                     $  500,000  $1,000,000  $26,791,000
--------------------------------------------------------------------------------------------------------------
              b  Start Thermal Vac test                                    $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
14  8/31/99   a  Successfully complete Thermal Vacuum Test                 $  500,000  $1,000,000  $27,791,000
--------------------------------------------------------------------------------------------------------------
              b  Complete Solar array installation                         $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
15  9/30/99   a  Successfully complete End to End Compatability test       $  500,000  $1,000,000  $28,791,000
--------------------------------------------------------------------------------------------------------------
              b  Successfully complete Vibration Test                      $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
16 10/31/99   a  Successfully complete acoustic test                       $  500,000  $1,000,000  $29,791,000
--------------------------------------------------------------------------------------------------------------
              b  Successfully complete post environmental deployme         $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
17 11/30/99   a  Spacecraft Ready to ship                                  $3,000,000  $3,000,000  $32,791,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
18 12/31/99   a  Spacecraft ready for launch                               $  350,000  $  350,000  $33 141,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
19  1/30/99   a  Completion of In-Orbit test                               $  349,000  $  349,000  $33,490,000
--------------------------------------------------------------------------------------------------------------

                                  AMENDMENT 13

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



 This Amendment is issued to incorporate a change to the Contract document that incorporates a three (3) day extension to the various options and off-ramp election dates.


 Exhibit A - Terms and Conditions

            . Article 7, Stop Work Period and Mechanism
            . Article 7.2.2. Telescope Option
            . Article 7.2.3. Instrument Option


 Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


 EARTHWATCH, INCORPORATED


     /s/ Herbert F. Satterlee III                    01/27/99
 By:_____________________________________________    ________________________
    Herbert F. Satterlee III                         Date
    Chief Executive Officer & President


 BALL AEROSPACE SYSTEMS DIVISION


     /s/ T.H. Lapotosky                              01/27/99
 By:_____________________________________________    ________________________
    T.H. Lapotosky                                   Date
    Director, Contracts & Government Compliance

EXHIBIT A - TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism
------------------------------------------
 -  Change "January 27, 1999" to "January 29, 1999" in the first sentence.

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "January 27, 1999" to "January 29, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "January 27, 1999" to "January 29, 1999" in the first sentence.

                                  AMENDMENT 14

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment is issued to incorporate a change to the Contract document that incorporates a three (3) day extension to the various options and off-ramp election dates.


Exhibit A - Terms and Conditions

           . Article 7, Stop Work Period and Mechanism
           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option


Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


    /s/ Herbert F. Satterlee III                    02/1/99
By:____________________________________________     ________________________
   Herbert F. Satterlee III                         Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


    /s/ T.H. Lapotosky                              01/29/99
By:____________________________________________     ________________________
   T.H. Lapotosky                                   Date
   Director, Contracts & Government Compliance

EXHIBIT A - TERMS AND CONDITIONS

Article 7 - Stop Work Period and Mechanism
------------------------------------------
 -  Change "January 29, 1999" to "February 1, 1999" in the first sentence.

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "January 29, 1999" to "February 1, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "January 29, 1999" to "February 1, 1999" in the first sentence.

                                  AMENDMENT 15

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment incorporates the following changes to the Contract.


Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Option to Purchase One (1) One Meter Space Segment

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule

           . Full Project Deliverables and Services Price
           . Telescope Option Price
           . Instrument Option Price
           . Restart Price
           . Payment Schedule


Entire Agreement. This Amendment, including the EXHIBITS hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED


    /s/ Herbert F. Satterlee III
By:____________________________________________     ________________________
   Herbert F. Satterlee III                         Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


    /s/ T.H. Lapotosky                              02/01/99
By:____________________________________________     ________________________
   T.H. Lapotosky                                   Date
   Director, Contracts & Government Compliance

      EXHIBIT A TO CONTRACT FOR THE EARTHWATCH PROJECT ONE QUICKBIRD SPACE
                          SEGMENT TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option: Change the first and second sentences to read:
"On or before February 16, 1999, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the assembled telescope including "STIM Lamp" following one completed vibration and thermal test, one set of the Solid State Recorders, one set of Wide Band Transmitters, one High Gain Antenna, one High Gain Antenna Gimbal with associated wide band radio frequency materials including Subcontracted items, two sets of "S" Band Receivers and two sets of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before March 31, 1999, with the exception of the 2nd set of RF Components. These components will be delivered on or before June 30, 1999."

Article 7.2.3 - Instrument Option: Change the first and second sentences to read: "On or before February 16, 1999, EarthWatch can notify BATC of its intent to exercise its option to purchase the following components as defined in the Statement of Work: the telescope including "STIM Lamp" and the EarthWatch provided (through Kodak) Sensor Subsystem, one set of Solid State Recorders, one set of Wide Band Transmitters with Radio Frequency material, one High Gain Antenna, one High Gain Antenna Gimbal, two sets of "S" Band Receivers and two sets of "X-Narrow" Band Transmitters. Delivery of these components shall occur on or before May 31, 1999, with the exception of the 2nd set of RF Components. These components will be delivered on or before June 30, 1999."

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

 . Price and Schedule: Change the Contract Start Date and Price as follows:
  -------------------

  Exercise Period    Contract Start Date        Price        Delivery Schedule
  ---------------    -------------------        -----        -----------------
       No. 1         6/1/98 thru 2/16/99     $31,050,000     December 1, 2000

 . Payment Schedule:
  -----------------

  Prior to exercise, EarthWatch and BATC shall negotiate detailed milestones associated with the nominal payment schedule set forth below:

          ---------------------------------
          Pay Date               Payment $
          ---------------------------------
          1-Apr-99              $ 2,900,000
          1-May-99              $ 2,900,000
          1-Jun-99              $ 2,900,000
          1-Jul-99              $ 2,900,000
          1-Aug-99              $ 2,900,000
          1-Sep-99              $ 1,500,000
          1-Oct-99              $ 1,500,000
          1-Nov-99              $ 1,300,000
          1-Dec-99              $ 1,300,000
          1-Jan-00              $ 1,300,000
          1-Feb-00              $ 1,300,000
          1-Mar-00              $ 1,120,000
          1-Apr-00              $   700,000
          1-May-00              $   700,000
          1-Jun-00              $   700,000
          1-Jul-00              $   700,000
          1-Aug-00              $   700,000
          1-Sep-00              $   700,000
          1-Oct-00              $   700,000
          1-Nov-00              $   330,000
          1-Dec-00              $ 2,000,000
          ---------------------------------
            Total               $31,050,000
          ---------------------------------

EXHIBIT E - PRICE AND PAYMENT SCHEDULE

Full Project Deliverables and Services Price: The first sentence is to be changed to read "The total fixed price for the Deliverables and Services for the first One (1) Meter QuickBird Space Segment is $33,795,000."

Telescope Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.2 is $10,576,000."

Instrument Option Price: Change to read: "The total fixed price for the certain deliverables set forth in Article 7.2.3 is $13,061,000."

Restart Prices: DELETE

 . No. 3    Instrument Option Payment Schedule: Remains as follows:

     Due Date          Amount $
     --------          --------

     03/31/99          $895,000
     04/30/99          $895,000
     05/31/99          $895,000

 . Substitute the attached revised SE.1M.PRJ.0004.A dated January 22, 1998 payment milestone schedule with SE.1M.PRJ.0004.A dated February 1, 1999.

                                                                SE.1M.PRJ.0004.A
                                                             Amendment Number 15
                                                           Dated 1 February 1999

     Pay                                                                  Milestone      Total         Cumm
     Date       Description                                                 Value       Payment       Payment
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
0   6/9/98   a  Full set of optics received                               $  400,000   $1,200,000   $ 1,200,000
---------------------------------------------------------------------------------------------------------------
             b  RWAs received                                             $  400,000
---------------------------------------------------------------------------------------------------------------
             c  Primary & secondary optics bonded to optical mount        $  400,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
1   6/30/98  a  Spacecraft Test Requirement Document initial relea        $  400,000   $1,250,000   $ 2,450,000
---------------------------------------------------------------------------------------------------------------
             b  Optical bench preps complete                              $  400,000
---------------------------------------------------------------------------------------------------------------
             c  Full set of optical mounts complete                       $  400,000
---------------------------------------------------------------------------------------------------------------
             d  GPS Receiver order placed                                 $   50,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2   7/31/98  a  Bus Structure complete (inserts & painting)               $  450,000   $1,250,000   $ 3,700,000
---------------------------------------------------------------------------------------------------------------
             b  Solid State Recorders complete                            $  400,000
---------------------------------------------------------------------------------------------------------------
             c  RF box Engineering Models received                        $  400,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3   8/31/98  a  Primary/Secondary telescope roll test complete            $  450,000   $1,250,000   $ 4,950,000
---------------------------------------------------------------------------------------------------------------
             b  Power boxes complete (Battery, PDA, PCU)                  $  400,000
---------------------------------------------------------------------------------------------------------------
             c  Command & Telemetry Unit received                         $  400,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4   9/30/98  a  Telescope Assy Complete (mirror pins staked)              $  450,000   $1,250,000   $ 6,200,000
---------------------------------------------------------------------------------------------------------------
             b  Propulsion module complete                                $  400,000
---------------------------------------------------------------------------------------------------------------
             c  Gimbal received                                           $  400,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
5  10/31/98  a  Telescope Vibration test complete                         $  720,000   $2,476,000   $ 8,676,000
---------------------------------------------------------------------------------------------------------------
             b  Wideband data interface EM test complete (SSS
                simulator, SSR, & WBT)                                    $  420,000
---------------------------------------------------------------------------------------------------------------
             c  Phase 1 & 2 harness complete                              $  420,000
---------------------------------------------------------------------------------------------------------------
             d  Structure preps complete (heaters, thermistors)           $  420,000
---------------------------------------------------------------------------------------------------------------
             e  Spacecraft Computer received                              $  420,000
---------------------------------------------------------------------------------------------------------------
             f  Narrow Band Modulation Indexing                           $   76,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
6   12/1/98  a  Telescope Thermal cycle test complete                     $  225,000   $1,300,000   $ 9,976,000
---------------------------------------------------------------------------------------------------------------
             b  Instrument radiator thermal test complete                 $  215,000
---------------------------------------------------------------------------------------------------------------
             c  Phase 3, 4, & 5 harness complete                          $  215,000
---------------------------------------------------------------------------------------------------------------
             e  STOC certified                                            $  215,000
---------------------------------------------------------------------------------------------------------------
             f  Initial Spacecraft Power on                               $  215,000
---------------------------------------------------------------------------------------------------------------
             g  Flight software loaded into software test bench           $  215,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
7   1/19/99  a  Execution of Amendment 11                                 $  200,000   $  200,000   $10,176,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
8   1/25/99  a  Execution of Amendment 12                                 $  120,000   $  120,000   $10,296,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
8    2/1/99  a  Execution of Amendment 15                                 $   80,000   $   80,000   $10,376,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
10  3/31/99  a  Focal Plane, installed, aligned & staked                  $1,000,000   $3,930,000   $14,306,000
---------------------------------------------------------------------------------------------------------------
             b  Star tracker electrical integration complete (on bus)     $1,000 000
---------------------------------------------------------------------------------------------------------------
             c  SAD/HDRS integration complete                             $1,000,000
---------------------------------------------------------------------------------------------------------------
             d  Narrowband RF box set (XNBT & SBR) received               $  930,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
11  4/30/99  a  Instrument SNR Measurement complete                       $1,000,000   $3,930,000   $18,236,000
---------------------------------------------------------------------------------------------------------------
             b  Instrument ready to integrate into bus                    $1,000,000
---------------------------------------------------------------------------------------------------------------
             c  Wideband RF box set (WBT) received                        $1,000,000
---------------------------------------------------------------------------------------------------------------
             d  Deployable cover & sunshade complete                      $  930,000
---------------------------------------------------------------------------------------------------------------

                                                                SE.1M.PRJ.0004.A
                                                             Amendment Number 15
                                                           Dated 1 February 1999

---------------------------------------------------------------------------------------------------------------
12  5/31/99  a  Bus ready for instrument integration                      $2,000,000   $3,930,000   $22,166,000
---------------------------------------------------------------------------------------------------------------
             b  Instrument Installation complete                          $1,930,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
13  6/30/99  a  Instrument integration complete                           $2,000,000   $3,930,000   $26,096,000
---------------------------------------------------------------------------------------------------------------
             b  System baseline performance tests completed suce          $1,930,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
14  7/31/99  a  Complete thermal blanket installation                     $  500,000   $1,000,000   $27,096,000
---------------------------------------------------------------------------------------------------------------
             b  Start Thermal Vac test                                    $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
15  8/31/99  a  Sucessfully complete Thermal Vacuum Test                  $  500,000   $1,000,000   $28,096,000
---------------------------------------------------------------------------------------------------------------
             b  Complete Solar array installation                         $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
16  9/30/99  a  Sucessfully complete End to End Compatability test        $  500,000   $1,000,000   $29,096,000
---------------------------------------------------------------------------------------------------------------
             b  Sucessfully complete Vibration Test                       $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
17 10/31/99  a  Sucessfully complete acoustic test                        $  500,000   $1,000,000   $30,096,000
---------------------------------------------------------------------------------------------------------------
             b  Sucessfully complete post environmental deployme          $  500,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
18 11/30/99  a  Spacecraft Ready to ship                                  $3,000,000   $3,000,000   $33,096,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
19 12/31/99  a  Spacecraft ready for launch                               $  350,000   $  350,000   $33,446,000
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
20  1/30/99  a  Completion of In-Orbit test                               $  349,000   $  349,000   $33,795,000
---------------------------------------------------------------------------------------------------------------

                                AMENDMENT 16

                                      to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



    This Amendment is issued to incorporate a change to the Contract document that incorporates a fifteen (15) day extension to the various options and off-ramp election dates.


    Exhibit A - Terms and Conditions

              . Article 7.2.2. Telescope Option
              . Article 7.2.3. Instrument Option

    Exhibit B - Price and Schedule

              . Price and Schedule

    Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


    EARTHWATCH, INCORPORATED


       /s/ Shawn R. Thompson                             2/16/99
    By:_____________________________________________     ______________________
       Shawn R. Thompson                                 Date
       Director of Contracts


    BALL AEROSPACE SYSTEMS DIVISION


       /s/ Raul A. Rossell                               2/17/99
    By:_____________________________________________     ______________________
       for T.H. Lapotosky                                Date
       Director, Contracts & Government Compliance

                                       AMENDMENT 16 to CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
---------------------------------

 -  Change "February 16, 1999" to "March 2, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------

 -  Change "February 16, 1999" to "March 2, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------

 - Change the Contract Start Date from "6/1/98 thru 2/16/99" to "6/1/98 thru 3/2/99."

                                  AMENDMENT 17

                                      to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

      EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment is issued to incorporate a change to the Contract document that incorporates a thirteen- (13) day extension to the various options and off-ramp election dates.


Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn R. Thompson                             3/2/99
By:_____________________________________________     ______________________
   Shawn R. Thompson                                 Date
   Director of Contracts


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                               3/12/99
By:_____________________________________________     ______________________
   Raul A. Rossell                                   Date
   Manager of Contracts
   Commercial Space Operations

EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "March 2, 1999" to "March 15, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "March 2, 1999" to "March 15, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 3/02/99" to "6/1/98 thru 3/15/99."

                                  AMENDMENT 18

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment is issued to incorporate a change to the Contract document that incorporates a seven (7) day extension to the various options and off-ramp election dates.


Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn R. Thompson                             3/15/99
By:_____________________________________________     ______________________
   for Herbert F. Satterlee III                       Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                               3/15/99
By:_____________________________________________     ______________________
   Raul A. Rossell                                   Date
   Manager of Contracts
   Commercial Space Operations

EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "March 15, 1999" to "March 22, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "March 15, 1999" to "March 22, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 3/15/99" to "6/1/98 thru 3/22/99."

                                AMENDMENT 19

                                    to

                           CONTRACT SE.1M.PRJ.0004.A

                                  between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                  for the

                      CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a seven (7) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addresses and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option
           . Article 16.2. Notices
           . Article 16.2.1. Authorization Representative

Exhibit B - Price and Schedule

           . Price and Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms,

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Herbert F. Satterlee III                      3/22/99
By:_____________________________________________     ______________________
   Herbert F. Satterlee III                          Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ David Taylor                                  3/22/99
By:_____________________________________________     ______________________
   David Taylor                                      Date
   Vice President of Commercial Space Operations

                                    1 of 2

                                                                    AMENDMENT 19
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS


Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "March 22, 1999" to "March 29, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "March 22, 1999" to "March 29, 1999" in the first sentence.

Article 16.2 - Notices
----------------------
 -  Change the BATC addressee as follows:

From                        To
----                        --
BATC                        BATC
----                        ----

BATC                        BATC
P.C. Box 1062               P.O. Box 1062
Boulder, CO 80306           Boulder, CO 80306
Attn.:                      Attn.: Raul A. Rossell
                            Manager of Contracts
                            Facsimile No.: 303-939-5315


Article 16.2.1 - Authorization Representative:
----------------------------------------------
 -  Change BATC Contracts Authorized Representatives as follows:

From                        To
----                        --
                            Raul A. Rossell
                            Manager of Contracts


EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 3/22/99" to "6/1/98 thru 3/29/99."

                                   2 of 2

                            AMENDMENT 20

                                 to

                       CONTRACT SE.1M.PRJ.0004.A

                               between

    EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                              for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn R. Thompson                             3/29/99
By:_____________________________________________     ______________________
   Shawn R. Thompson                                 Date
   Director of Contracts


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                               3/30/99
By:_____________________________________________     ______________________
   Raul A. Rossell                                   Date
   Manager of Contracts

                                   1 of 2

                                                                    AMENDMENT 20
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "March 29, 1999" to "March 30, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "March 29, 1999" to "March 30, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 3/29/99" to "6/1/98 thru 3/30/99."

                                2 of 2

                            AMENDMENT 21

                                 to

                       CONTRACT SE.1M.PRJ.0004.A

                               between

    EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                               for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn R. Thompson                             30 Mar 99
By:_____________________________________________     ______________________
   Shawn R. Thompson                                 Date
   Director of Contracts


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                               31 March 1999
By:_____________________________________________     ______________________
   Raul A. Rossell                                   Date
   Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 21
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "March 30, 1999" to "March 31, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "March 30, 1999" to "March 31, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 3/30/99" to "6/1/98 thru 3/31/99."

                                2 of 2

                                AMENDMENT 22

                                     to

                           CONTRACT SE.1M.PRJ.0004.A

                                  between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                  for the

                      CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule

Exhibit E - Price and Payment Schedule

Entire Agreement. This Amendment, hereto constitutes the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

EARTHWATCH, INCORPORATED

By: /s/ Shawn Thompson                               4/1/99
    -----------------------------------              -----------------------
for Herbert F. Satterlee III                         Date
    Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION

By: /s/ Raul A. Rossell                              4/1/99
    -----------------------------------              -----------------------
    Raul A. Rossell                                  Date
    Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 22
                                                       CONTRACT SE.lM.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "March 31, 1999" to "April 1, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "March 31, 1999" to "April 1, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 3/31/99" to "6/1/98 thru 4/1/99."

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
 - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "3/31/99" to "4/1/99".

                                    2 of 2

                            AMENDMENT 23

                                 to

                       CONTRACT SE.1M.PRJ.0004.A

                               between

   EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                              for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule


Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn Thompson                            1 Apr 99
By:__________________________________________    ______________________
   Herbert F. Satterlee III                      Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                           4/2/99
By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 23
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "April 1, 1999" to "April 2, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "April 1, 1999" to "April 2, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/11/98 thru 4/1/99" to "6/11/98 thru 4/2/99."

Payment Schedule
----------------
 - Change due date on detail milestone for initial payment from "April 1, 1999" to "April 2, 1999"

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
 - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "4/1/99" to "4/2/99".

                                    2 of 2

                            AMENDMENT 24

                                 to

                       CONTRACT SE.1M.PRJ.0004.A

                              between

   EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                              for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a three (3) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule


Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn Thompson                            4/2/99
By:__________________________________________    ______________________
   Herbert F. Satterlee III                      Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                           4/5/99
By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 24
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "April 2, 1999" to "April 5, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "April 2, 1999" to "April 5, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 4/2/99" to "6/1/98 thru 4/5/99."

Payment Schedule
----------------
 - Change due date on detail milestone for initial payment from "April 2, 1999" to "April 5, 1999"

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
 - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "4/2/99" to "4/5/99".

                                    2 of 2

                            AMENDMENT 25

                                 to

                       CONTRACT SE.1M.PRJ.0004.A

                               between

    EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                               for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule


Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn Thompson                            4/5/99
By:__________________________________________    ______________________
   Herbert F. Satterlee III                      Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                           4/5/99
By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 25
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "April 5, 1999" to "April 6, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "April 5, 1999" to "April 6, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 4/5/99" to "6/1/98 thru 4/6/99."

Payment Schedule
----------------
 - Change due date on detail milestone for initial payment from "April 5, 1999" to "April 6, 1999"

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
 - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "4/5/99" to "4/6/99".

                                    2 of 2

                            AMENDMENT 26

                                 to

                      CONTRACT SE.1M.PRJ.0004.A

                              between

   EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                              for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule


Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn Thompson                            4/6/99
By:__________________________________________    ______________________
   Herbert F. Satterlee III                      Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                           4/6/99
By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 26
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "April 6, 1999" to "April 7, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "April 6, 1999" to "April 7, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 4/6/99" to "6/1/98 thru 4/7/99."

Payment Schedule
----------------
 - Change due date on detail milestone for initial payment from "April 6, 1999" to "April 7, 1999"

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
 - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "4/6/99" to "4/7/99".

                                    2 of 2

                             AMENDMENT 27

                                 to

                       CONTRACT SE.1M.PRJ.0004.A

                               between

    EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                               for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

          . Article 7.2.2. Telescope Option
          . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

          . Price and Schedule
          . Payment Schedule

Exhibit E - Price and Payment Schedule


Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn Thompson                            4/7/99
By:__________________________________________    ______________________
   Herbert F. Satterlee III                      Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                           4/7/99
By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 27
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS

Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "April 7, 1999" to "April 8, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "April 7, 1999" to "April 8, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 4/7/99" to "6/1/98 thru 4/8/99."

Payment Schedule
----------------
 - Change due date on detail milestone for initial payment from "April 7, 1999" to "April 8, 1999"

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
 - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "4/7/99" to "4/8/99".

                                    2 of 2

                            AMENDMENT 28

                                 to

                      CONTRACT SE.1M.PRJ.0004.A

                              between

    EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                              for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn Thompson                            8 Apr 99
By:__________________________________________    ______________________
   Shawn Thompson                                Date
   Director of Contracts


BALL AEROSPACE SYSTEMS DIVISION


By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                    1 of 2

                            AMENDMENT 28

                                 to

                      CONTRACT SE.1M.PRJ.0004.A

                               between

   EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                              for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


By:__________________________________________    ______________________
   Herbert F. Satterlee III                      Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                           4/8/99
By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 28
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS


Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "April 8, 1999" to "April 9, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "April 8, 1999" to "April 9, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
-------------------
 - Change the Contract Start Date from "6/1/98 thru 4/8/99" to "6/1/98 thru 4/9/99."

Payment Schedule
----------------
 - Change due date on detail milestone for initial payment from "April 8, 1999" to "April 9, 1999"

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
 - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "4/8/99" to "4/9/99".

                                    2 of 2

                                AMENDMENT 29

                                    to

                          CONTRACT SE.1M.PRJ.0004.A

                                  between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                  for the

                      CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a three (3) day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

          . Article 7.2.2. Telescope Option
          . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

          . Price and Schedule
          . Payment Schedule

Exhibit E - Price and Payment Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn Thompson                            4/9/99
By:__________________________________________    ______________________
   for Herbert F. Satterlee III                  Date
   Chief Executive Officer & President


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                           4/9/99
By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                   1 of 2

                                                                    AMENDMENT 29
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS


Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "April 9, 1999" to "April 12, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "April 89, 1999" to "April 12, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
-------------------
 - Change the Contract Start Date from "6/1/98 thru 4/9/99" to "6/1/98 thru 4/12/99."

Payment Schedule
----------------
 - Change due date on detail milestone for initial payment from "April 9, 1999" to "April 12, 1999"

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
 - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "4/9/99" to "4/12/99".

                                    2 of 2

                            AMENDMENT 30

                                 to

                      CONTRACT SE.1M.PRJ.0004.A

                               between

   EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                               for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) business day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn Thompson                            4/12/99
By:__________________________________________    ______________________
   Shawn Thompson                                Date
   Director of Contracts


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                           4/12/99
By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 30
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS


Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "April 12, 1999" to "April 13, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "April 12, 1999" to "April 13, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
-------------------
 - Change the Contract Start Date from "6/1/98 thru 4/12/99" to "6/1/98 thru 4/13/99."

Payment Schedule
----------------
 - Change due date on detail milestone for initial payment from "April 12, 1999" to "April 13, 1999"

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
  - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "4/12/99" to "4/13/99".

                                    2 of 2

                            AMENDMENT 31

                                 to

                       CONTRACT SE.1M.PRJ.0004.A

                              between

   EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                              for the

                   CONTRACT FOR QUICKBIRD SPACECRAFT


This Amendment is issued to incorporate a change to the Contract document that incorporates a one (1) business day extension to the various options and off-ramp election dates and administrative modification to BATC's Notices addressee and BATC's Contracts Authorization Representatives.

Exhibit A - Terms and Conditions

           . Article 7.2.2. Telescope Option
           . Article 7.2.3. Instrument Option

Exhibit B - Price and Schedule

           . Price and Schedule
           . Payment Schedule

Exhibit E - Price and Payment Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


   /s/ Shawn Thompson                            4/13/99
By:__________________________________________    ______________________
   Shawn Thompson                                Date
   Director of Contracts


BALL AEROSPACE SYSTEMS DIVISION


   /s/ Raul A. Rossell                           4/13/99
By:__________________________________________    ______________________
   Raul A. Rossell                               Date
   Manager of Contracts

                                    1 of 2

                                                                    AMENDMENT 31
                                                       CONTRACT SE.1M.PRJ.0004.A


EXHIBIT A - TERMS AND CONDITIONS


Article 7.2.2 - Telescope Option
--------------------------------
 -  Change "April 13, 1999" to "April 14, 1999" in the first sentence.

Article 7.2.3 - Instrument Option
---------------------------------
 -  Change "April 13, 1999" to "April 14, 1999" in the first sentence.

EXHIBIT B - OPTION TO PURCHASE ONE (1) ONE METER SPACECRAFT SEGMENT

Price and Schedule
------------------
 - Change the Contract Start Date from "6/1/98 thru 4/13/99" to "6/1/98 thru 4/14/99."

Payment Schedule
----------------
 - Change due date on detail milestone for initial payment from "April 13, 1999" to "April 14, 1999"

EXHIBIT E - PRICE AND PAYMENT SCHEDULE
 - Change item 10 of Payment Schedule for Contract SE.1M.PRJ.0004.A dated 1 February 1999 from "4/13/99" to "4/14/99".

                                    2 of 2

                                                                SE.1M.PRJ.0004.A

                                                                  April 14, 1999

                                   EXHIBIT B

                     OPTION TO PURCHASE ONE (1) ONE METER
                              SPACECRAFT SEGMENT

               (As Amended through Amendment 31 to the Contract)



Price & Schedule
----------------

Assuming EarthWatch is otherwise in full compliance with the contract and no stop work is in effect, BATC grants to EarthWatch an Option to Purchase One (1) additional One Meter QuickBird Space Segment in accordance with the Terms and Conditions of this Contract. EarthWatch will signify its exercise of this option by providing BATC a signed and dated copy of this Exhibit on or before the close of business of the last day of the expiration of the "Exercise Period" noted below. The Firm Price and the associated delivery schedule is indicated below.

Exercise
Period         Contract Start Date          Price        Delivery Schedule
------         --------------------         -----        -----------------
No. 1          6/l/98 thru 04/14/98      $31,050,000     December 1, 2000

Payment Schedule
----------------

Prior to exercise, EarthWatch and BATC shall negotiate detailed milestones associated with the nominal payment schedule set forth below:


--------------------------------
Pay Date               Payment $
--------------------------------
1-Apr-99               2,900,000
--------------------------------
1-May-99               2,900,000
--------------------------------
1 Jun-99               2,900,000
--------------------------------
1-Jul-99               2,900,000
--------------------------------
1-Aug-99               2,900,000
--------------------------------
1-Sep-99               1,500,000
--------------------------------
1-Oct-99               1,500,000
--------------------------------
1-Nov-99               1,300,000
--------------------------------
1-Dec-99               1,300,000
--------------------------------
1-Jan-00               1,300,000
--------------------------------
1-Feb-00               1,300,000
--------------------------------
1-Mar-00               1,120,000
--------------------------------
1-Apr-00                 700,000
--------------------------------
1-May-00                 700,000
--------------------------------

         Public Release of Information Contained Herein is Controlled
          Per Contractual Agreement.                                       1

                                                                SE.1M.PRJ.0004.A

                                                                  April 14, 1999

1-Jun-00               700,000
------------------------------
1-Jul-00               700,000
------------------------------
1-Aug-00               700,000
------------------------------
1-Sep-00               700,000
------------------------------
1-Oct-00               700,000
------------------------------
1-Nov-00               330,000
------------------------------
1-Dec-00             2,000,000
------------------------------
Total              $31,050,000
------------------------------



EarthWatch Inc.


 /s/ Walter S. Scott                 April 14, 1999
----------------------------         ------------------------
Name                                 Date


-----------------------------
Signature

          Public Release of Information Contained Herein is Controlled
          Per Contractual Agreement.                                   2

                                  AMENDMENT 32

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

       EARTHWATCH, INCORPORATED AND BALL AEROSPACE AND TECHNOLOGIES CORP.

                                    for the

                       CONTRACT FOR QUICKBIRD SPACECRAFT



This Amendment incorporates the following changes to the Contract:

Exhibit C - Statement of Work, EarthWatch QuickBird Satellite, Doc. No SE.1M.PRJ.002
        .   Contract Deliverables - Deliverable Items

Exhibit D - Specification, Spacecraft Bus and Instrument, EarthWatch QuickBird Spacecraft, Doc. SE.1M.PRJ.003
        .   Software

Exhibit E - Price and Payment Schedule
        .   Full Project Deliverables and Services Price
        .   Payment Schedule



Entire Agreement. This Amendment, hereto constitutes the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED

By: /s/ Herbert F. Satterlee III                4/29/99
   ----------------------------------        --------------------------
   Herbert F. Satterlee III                  Date
   Chief Executive Officer & President

BALL AEROSPACE SYSTEMS DIVISION


By: /s/ Raul A. Rossell                         5/4/99
   ----------------------------              --------------------------
   Raul A. Rossell                           Date
   Manager of Contracts

                                                            Dated April 16, 1999

--------------------------------------------------------------------------------------------------------------------
          Pay                                                                   Milestone      Total         Cum.
         Date                                Description                           Value       Payment      Payment
--------------------------------------------------------------------------------------------------------------------
0       6/9/98   a     Full set of optics received                             $  400,000   $1,200,000   $ 1,200,000
--------------------------------------------------------------------------------------------------------------------
                 b     RWAs received                                           $  400,000
--------------------------------------------------------------------------------------------------------------------
                 c     Primary & secondary optics bonded to optical mount      $  400,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
1      6/30/98   a     Spacecraft Test Requirement Document initial release    $  400,000   $1,250,000   $ 2,450,000
--------------------------------------------------------------------------------------------------------------------
                 b     Optical bench prepe complete                            $  400,000
--------------------------------------------------------------------------------------------------------------------
                 c     Full set of optical mounts complete                     $  400,000
--------------------------------------------------------------------------------------------------------------------
                 d     GPS Receiver order placed                               $   50,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
2      7/31/98   a     Bus Structure complete (inserts & painting)             $  450,000   $1,250,000   $ 3,700,000
--------------------------------------------------------------------------------------------------------------------
                 b     Solid State Recorders complete                          $  400,000
--------------------------------------------------------------------------------------------------------------------
                 c     RF box Engineering Models received                      $  400,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
3      8/31/98   a     Primary/Secondary telescope roll test complete          $  450,000   $1,250,000   $ 4,950,000
--------------------------------------------------------------------------------------------------------------------
                 b     Power boxes complete (Battery, PDA, PCU)                $  400,000
--------------------------------------------------------------------------------------------------------------------
                 c     Command & Telemetry Unit received                       $  400,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
4      9/30/98   a     Telescope Assy Complete (mirror pins staked)            $  450,000   $1,250,000   $ 6,200,000
--------------------------------------------------------------------------------------------------------------------
                 b     Propulsion module complete                              $  400,000
--------------------------------------------------------------------------------------------------------------------
                 c     Gimbal received                                         $  400,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
5     10/31/98   a     Telescope Vibration test complete                       $  720,000   $2,476,000   $ 6,676,000
--------------------------------------------------------------------------------------------------------------------
                 b     Wideband data interface EM test complete (SSS           $  420,000
                       simulator, SSR & WBT)
--------------------------------------------------------------------------------------------------------------------
                 c     Phase 1 & 2 harness complete                            $  420,000
--------------------------------------------------------------------------------------------------------------------
                 d     Structure preps complete (heater, thermistors)          $  420,000
--------------------------------------------------------------------------------------------------------------------
                 e     Spacecraft Computer received                            $  420,000
--------------------------------------------------------------------------------------------------------------------
                 f     Narrow Band Modulation Indexing                         $   76,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
6      12/1/98   a     Telescope Thermal cycle test complete                   $  225,000   $1,300,000   $ 9,976,000
--------------------------------------------------------------------------------------------------------------------
                 b     Instrument radiator thermal test complete               $  215,000
--------------------------------------------------------------------------------------------------------------------
                 c     Phase 3, 4, & 5 harness complete                        $  215,000
--------------------------------------------------------------------------------------------------------------------
                 e     STOC certified                                          $  215,000
--------------------------------------------------------------------------------------------------------------------
                 f     Initial Spacecraft Power on                             $  215,000
--------------------------------------------------------------------------------------------------------------------
                 g     Flight software loaded into software test bench         $  215,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
7      1/19/99   a     Execution of Amendment 11                               $  200,000   $  200,000   $10,176,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
8      1/25/99   a     Execution of Amendment 12                               $  120,000   $  120,000   $10,296,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
9       2/1/99   a     Execution of Amendment 15                               $   80,000   $   60,000   $10,376,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
10      4/8/99   a     Focal Plane Installed, aligned and staked               $1,000,000   $3,830,000   $14,306,000
--------------------------------------------------------------------------------------------------------------------
                 b     Star tracker electrical integration complete (on bus)   $1,000,000
--------------------------------------------------------------------------------------------------------------------
                 c     SAD/HDRS integration complete                           $1,000,000
--------------------------------------------------------------------------------------------------------------------
                 d     Narrowband RF box set (XNBT & SBR) received             $  930,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
11     4/30/99   a     Instrument SNR Measurement complete                     $1,000,000   $3,830,000   $18,236,000
--------------------------------------------------------------------------------------------------------------------
                 b     Instrument ready to integrate into bus                  $1,000,000
--------------------------------------------------------------------------------------------------------------------
                 c     Wideband RF box set (WBT) received                      $1,000,000
--------------------------------------------------------------------------------------------------------------------
                 d     Deployable cover & sunshade complete                    $  930,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
12     5/31/99   a     Bus ready for instrument integraton                     $2,000,000   $3,830,000   $22,158,000
--------------------------------------------------------------------------------------------------------------------
                 b     Instrument installation complete                        $1,930,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
13     6/30/99   a     Instrument integration complete                         $2,000,000   $3,830,000   $28,098,000
--------------------------------------------------------------------------------------------------------------------
                 b     System baseline performance test completed              $1,930,000
                       sucessfully
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
14     7/31/99   a     Complete thermal blanket installation                   $  500,000   $1,250,000   $27,346,000
--------------------------------------------------------------------------------------------------------------------
                 b     Start Thermal Vac test                                  $  500,000
--------------------------------------------------------------------------------------------------------------------
                 c     Gimbel Control & Software mode successfully             $  250,000
                       tested on bus
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
15     8/31/99   a     Sucessfully complete Thermal Vacuum Test                $  500,000   $1,000,000   $28,346,000
--------------------------------------------------------------------------------------------------------------------
                 b     Complete Solar array installation                       $  500,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
16     9/30/99   a     Sucessfully complete End to End Compatability test      $  500,000   $1,000,000   $29,346,000
--------------------------------------------------------------------------------------------------------------------
                 b     Sucessfully complete Vibration test                     $  500,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
17    10/31/99   a     Sucessfully complete acoustic test                      $  500,000   $1,000,000   $30,346,000
--------------------------------------------------------------------------------------------------------------------
                 b     Sucessfully complete post environmental                 $  500,000
                       deployment tests
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
18    11/30/99   a     Spacecraft Ready to ship                                $3,000,000   $3,000,000   $33,346,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
19    12/31/99   a     Spacecraft ready for launch                             $  350,000   $  350,000   $33,696,000
--------------------------------------------------------------------------------------------------------------------
20     1/30/99   a     Completion  of in-Orbit test                            $  349,000   $  349,000   $34,045,000
--------------------------------------------------------------------------------------------------------------------

                                 AMENDMENT 33

                                      to

                           CONTRACT SE.lM.PRJ.0004.A

                                    between

                           EARTHWATCH, INCORPORATED
                                      AND
                     BALL AEROSPACE AND TECHNOLOGIES CORP.
                                      FOR
                       THE QUICKBIRD SPACECRAFT CONTRACT


This Amendment incorporates the following changes to the Contract:

Exhibit B - Option to Purchase One (1) One Meter Spacecraft Segment
        .   Price & Schedule
        .   Payment Schedule

Exhibit E - Price and Payment Schedule
        .   Payment Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS W11EREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED

By: /s/ Shawn Thompson                                5/27/99
   ------------------------------                 -------------------------
   Shawn Thompson                                 Date
   Director of Contracts


BALL AEROSPACE SYSTEM DIVISION


By: /s/ Raul A. Rossell                              5/27/99
   ------------------------------                ---------------------------
   Raul A. Rossell                               Date
   Manager of Contracts

                                                                    AMENDMENT 33
                                                       CONTRACT SE.1M.PRI.0004.A



Exhibit B - Option to Purchase One (1) One Meter Spacecraft Segment

Price & Schedule
----------------

This is to confirm that EarthWatch exercised option to purchase one (1) One Meter Spacecraft Segment from BATC by having provided BATC with an original signed copy of Exhibit B, dated April 14, 1999 to BATC.

Payment Schedule
----------------

Substitute the SE.1M.PRJ.0004.A payment milestone schedule included in Exhibit B with the attached SE.1M.PRJ.0004A dated May 26, 1999 payment milestone schedule.

Exhibit E - Price and Payment Schedule
--------------------------------------

Payment Schedule
----------------
Substitute the SE.1M.PRJ.0004.A dated February 16, 1999 payment milestone schedule with the attached SE.1M.PRJ.0004A dated May 26, 1999 payment milestone schedule.

               EarthWatch QuickBird 1 Milestone Payment Schedule
                                                                   Amendment 33
                                                                 SE.1M.PRJ.004A
                                                              Dated May 26, 1999

     Pay                                                                            Milestone         Total            Cumm
     Date       Description                                                           Value          Payment          Payment
--------------------------------------------------------------------------------------------------------------------------------
0   6/9/98  a   Full set of optics received                                         $  400,000     $ 1,200,000       $ 1,200,000
--------------------------------------------------------------------------------------------------------------------------------
            b   RWAs received                                                       $  400,000
--------------------------------------------------------------------------------------------------------------------------------
            c   Primary & secondary optics bonded to optical mount                  $  400,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

1   6/30/98 a   Spacecraft Test Requirement Document initial relea                  $  400,000     $ 1,250,000       $ 2,450,000
--------------------------------------------------------------------------------------------------------------------------------
            b   Optical bench preps complete                                        $  400,000
--------------------------------------------------------------------------------------------------------------------------------
            c   Full set of optical mounts complete                                 $  400,000
--------------------------------------------------------------------------------------------------------------------------------
            d   GPS Receiver order placed                                           $   50,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

2   7/31/98 a   Bus Structure complete (inserts & painting)                         $  450,000     $ 1,250,000       $ 3,700,000
--------------------------------------------------------------------------------------------------------------------------------
            b   Solid State Recorders complete                                      $  400,000
--------------------------------------------------------------------------------------------------------------------------------
            c   RF box Engineering Models received                                  $  400,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

3   8/31/98 a   Primary/Secondary telescope roll test complete                      $  450,000     $ 1,250,000       $ 4,950,000
--------------------------------------------------------------------------------------------------------------------------------
            b   Power boxes complete (Battery, PDA, PCU)                            $  400,000
--------------------------------------------------------------------------------------------------------------------------------
            c   Command & Telemetry Unit received                                   $  400,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

4   9/30/98 a   Telescope Assy Complete (mirror pins staked)                        $  450,000     $ 1,250,000       $ 6,200,000
--------------------------------------------------------------------------------------------------------------------------------
            b   Propulsion module complete                                          $  400,000
--------------------------------------------------------------------------------------------------------------------------------
            c   Gimbal received                                                     $  400,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

5  10/31/98 a   Telescope Vibration test complete                                   $  720,000     $  2,476,000      $ 8,676,000
--------------------------------------------------------------------------------------------------------------------------------
            b   Wideband data interface EM test complete (SSS
                  simulator, SSR, & WBT)                                            $  420,000
--------------------------------------------------------------------------------------------------------------------------------
            c   Phase 1 & 2 harness complete                                        $  420,000
--------------------------------------------------------------------------------------------------------------------------------
            d   Structure preps complete (heaters, thermistors)                     $  420,000
--------------------------------------------------------------------------------------------------------------------------------
            e   Spacecraft Computer received                                        $  420,000
--------------------------------------------------------------------------------------------------------------------------------
            f   Narrow Band Modulation Indexing                                     $   76,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

6  12/1/98 a    Telescope Thermal cycle test complete                               $  225,000     $  1,300,000      $ 9,976,000
--------------------------------------------------------------------------------------------------------------------------------
            b   Instrument radiator thermal test complete                           $  215,000
--------------------------------------------------------------------------------------------------------------------------------
            c   Phase 3, 4, & 5 harness complete                                    $  215,000
--------------------------------------------------------------------------------------------------------------------------------
            e   STOC certified                                                      $  215,000
--------------------------------------------------------------------------------------------------------------------------------
            f   Initial Spacecraft Power on                                         $  215,000
--------------------------------------------------------------------------------------------------------------------------------
            g   Flight software loaded into software test bench                     $  215,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

7   1/19/99 a   Execution of Amendment 11                                           $  200,000     $    200,000      $10,176,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

8   1/25/99 a   Execution of Amendment 12                                           $  120,000     $    120,000      $10,296,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

9   2/1/99  a   Execution of Amendment 15                                           $   80,000     $     80,000      $10,376,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

10  4/8/99  a   Star tracker electrical integration comp                            $2,000,000     $  3,930,000      $14,306,000
--------------------------------------------------------------------------------------------------------------------------------
            b   SAD/SADE integration complete                                       $1,930,000
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

11 4/30/99  a   Wideband RF box set (WBT) received                                  $1,000,000     $  3,000,000      $17,306,000
--------------------------------------------------------------------------------------------------------------------------------
            b   Deployable cover & sunshade complete                                $1,000,000
--------------------------------------------------------------------------------------------------------------------------------

                                                                         5/27/99

     EarthWatch QuickBird 1 Milestone Payment Schedule          Amendment 33
                                                              SE.1M.PRJ.004A
                                                           Dated May 26,1999




--------------------------------------------------------------------------------------------------------------
                 c  Gimbal & GDE integration complete                   $1,000,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
12    6/1/99     a  Bus ready for instrument integration                $1,000,000    $3,000,000   $20,306,000
--------------------------------------------------------------------------------------------------------------
                 b  Sensor Subsystem preinstallation testing complete   $1,000,000
--------------------------------------------------------------------------------------------------------------
                 c  Sunshade & trackers installed onto telescope        $1,000,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
13    6/30/99    a  IRUs delivered, installed & reintegrated            $1,000,000    $3,000,000   $23,306,000
--------------------------------------------------------------------------------------------------------------
                 b  Reed Solomon box bus modifications made             $1,000,000
--------------------------------------------------------------------------------------------------------------
                 c  Narrowband RF box set (XNBT & SBR) received         $1,000,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
14    7/31/99    a  Focal Plane installed, aligned, and staked          $  395,000    $1,040,000   $24,346,000
--------------------------------------------------------------------------------------------------------------
                 b  Instrument ready to integrate into bus              $  395,000
--------------------------------------------------------------------------------------------------------------
                 c  Gimbal Control & Software mods successfully tested  $  250,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
15    8/31/99    a  Instrument Installation complete                    $  500,000    $1,000,000   $25,346,000
--------------------------------------------------------------------------------------------------------------
                 b  Instrument Integration complete                     $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
16    9/30/99    a  System baseline performance tests completed suce    $  500,000    $1,000,000   $26,346,000
--------------------------------------------------------------------------------------------------------------
                 b  Battery louver assembly complete and installed      $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
17    11/2/99    a  Complete thermal blanket installation               $  500,000    $1,000,000   $27,346,000
--------------------------------------------------------------------------------------------------------------
                 b  Start Thermal Vac test                              $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
18    11/30/99   a  Successfully complete Thermal Vacuum Test           $  500,000    $1,000,000   $28,346,000
--------------------------------------------------------------------------------------------------------------
                 b  Complete Solar array installation                   $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
19    12/30/99   a  Successfully complete End to End Compatability test $  500,000    $1,000,000   $29,346,000
--------------------------------------------------------------------------------------------------------------
                 b  Successfully complete Vibration Test                $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
20    1/31/00    a  Successfully complete acoustic test                 $  500,000    $1,000,000   $30,346,000
--------------------------------------------------------------------------------------------------------------
                 b  Successfully complete post environmental deployme   $  500,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
21    2/29/00    a  Spacecraft Ready to ship                            $3,000,000    $3,000,000   $33,346,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
22    3/31/00    a  Spacecraft ready for launch                         $  350,000    $  350,000   $33,696,000
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
23     5/1/00    a  Completion of In-Orbit test                         $  349,000    $  349,000   $34,045,000
--------------------------------------------------------------------------------------------------------------

                                                            5/27/99

               EarthWatch QuickBird 2 Milestone Payment Schedule
                                                                    Amendment 33
                                                                SE.lM.PRJ,0004.A
                                                              Dated May 26, 1999

     Pay                                                                   Milestone         Total           Cumm
     Date        Description                                                 Value          Payment         Payment
----------------------------------------------------------------------------------------------------------------------
1     4/14/99  a  Execution of contract option                           $2,900,000       $2,900,000      $ 2,900,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
2      5/1/99  a  All major Subcontracts placed                          $2,900,060       $2,900,000      $ 5,800,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
3      6/1/99  a  Program baseline schedules released                    $  850,000       $2,500,000      $ 8,300,000
----------------------------------------------------------------------------------------------------------------------
               b  Gimbal received                                        $  850,000
----------------------------------------------------------------------------------------------------------------------
               c  Full set of optical mounts complete                    $  800,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
4     6/30/99  a  Full set of optics received                            $  650,000       $2,000,000      $10,300,000
----------------------------------------------------------------------------------------------------------------------
               b  Panel bonding complete                                 $  650,000
----------------------------------------------------------------------------------------------------------------------
               c  80% of electrical board fab complete                   $  700,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
5     7/31/99  a  Full set of Optics Bonded Complete                     $  500,000       $1,000,000      $11,300,000
----------------------------------------------------------------------------------------------------------------------
               b  Bench Preps Complete                                   $  500,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
6     8/31/99  a  Full set of RF components recieved (NBT, SBR,          $  850,000       $2,500,000      $13,800,000
----------------------------------------------------------------------------------------------------------------------
               b  Zenith Deck Received & machining complete              $  850,000
----------------------------------------------------------------------------------------------------------------------
               c  Structure match machining complete                     $  800,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
7     9/30/99  a  Telescope Roll & Wavefront verification                $  850,000       $2,500,000      $16,300,000
----------------------------------------------------------------------------------------------------------------------
               b  CPU shipped to Goodrich                                $  850,000
----------------------------------------------------------------------------------------------------------------------
               c  Sunshade & Cover Complete                              $  800,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
8     11/2/99  a  Harness Complete                                       $  450,000       $1,300,000      $17,600,000
----------------------------------------------------------------------------------------------------------------------
               b  Structure complete                                     $  450,000
----------------------------------------------------------------------------------------------------------------------
               c  Telescope Vibration successfully complete              $  400,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
9    11/30/99  a  Structure Preps & Harness Installation Complete        $  625,000       $2,500,000      $20,100,000
----------------------------------------------------------------------------------------------------------------------
               b  Power Boxes (PCU, SEP, PDAs) complete                  $  625,000
----------------------------------------------------------------------------------------------------------------------
               c  Star trackers complete                                 $  625,000
----------------------------------------------------------------------------------------------------------------------
               d  Stim Lamp & electronics complete                       $  625,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

10   12/30/99  a  Spacecraft Initial Power on                            $  650,000       $1,300,000      $21,400,000
----------------------------------------------------------------------------------------------------------------------
               b  GPS receivers received                                 $  650,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
11    1/31/00  a  SCC and CTU received                                   $  650,000       $1,300,000      $22,700,000
----------------------------------------------------------------------------------------------------------------------
               b  Telescope Complete                                     $  650,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
12    2/29/00  a  RWAs and IRUs received                                 $  560,000       $1,120,000      $23,820,000
----------------------------------------------------------------------------------------------------------------------
               b  Propulsion Module Complete                             $  560,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
13    3/31/00  a  Battery Complete                                       $  700,000       $  700,000      $24,520,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
14     5/1/00  a  Instrument Complete                                    $  700,000       $  700,000      $25,220,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
15     6/1/00  a  Bus Ready for Instrument Installation                  $  700,000       $  700,000      $25,920,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
16     7/1/00  a  Instrument Integration Complete                        $  700,000       $  700,000      $26,620,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
17     8/1/00  a  Spacecraft Initial Tests                               $  700,000       $  700,000      $27,320,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
18     9/1/00  a  Complete Thermal Vac                                   $  700,000       $  700,000      $28,020,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
19    10/1/00  a  Solar Array Installation Complete                      $  700,000       $  700,000      $28,720,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
20    11/1/00  a  Complete Vibration Testing                             $  330,000       $  330,000      $29,050,000
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
21    12/1/00  a  Spacecraft Ready to Ship                               $2,000,000       $2,000,000      $31,050,000
----------------------------------------------------------------------------------------------------------------------

                                                                        5/27/99

                                 AMENDMENT 34
                                      to
                           CONTRACT SE.1M.PRJ.0004.A
                                    between
                           EARTHWATCH, INCORPORATED
                                      AND
                     BALL AEROSPACE AND TECHNOLOGIES CORP.
                                      FOR
                       THE QUICKBIRD SPACECRAFT CONTRACT


This Amendment incorporates the following changes to the Contract Specifications and Payment Schedule:

Exhibit D - Specifications, Spacecraft Bus & Instrument
 .    2.1.2 Non-Government Documents
 .    3.1.3.7 Fault
 .    3.3.3.1.9 Sun Avoidance
 .    3.5.2.6 Emergency Mode
 .    3.5.2.9 Solar Panel Gimbal Control
 .    3.6.4.2.3 Specific Maneuvers
 .    3.7.2 General Requirements
 .    3.7.2.1 Configuration
 .    3.7.5 Solar Array Performance
 .    3.8.1 Performance Requirements
 .    3.8.2 Subsystem Design Requirements

Exhibit E - Price and Payment Schedule
 .    Payment Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED
------------------------


By: /s/ Shawn Thompson                  10/12/97
-------------------------------        ---------------------------
    Shawn Thompson                     Date
    Director of Contracts



BALL AEROSPACE SYSTEMS DIVISION
-------------------------------


By: /s/ Raul A. Rossell                  10/18/99
   ----------------------------        ---------------------------
   Raul A. Rossell                     Date
   Manager of Contracts

                                                                    Amendment 34
                                                                  SE.1M.PRJ.004A
                                                             Dated July 20, 1999

               EarthWatch QuickBird 1 Milestone Payment Schedule

----------------------------------------------------------------------------------------------------------------------------------
        Pay                                                                                 Milestone      Total           Cumm
        Date                   Description                                                    Value        Payment        Payment
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
0       6/9/98      a     Full set of optics received                                      $  400,000    $1,200,000    $ 1,200,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     RWAs received                                                    $  400,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     Primary & secondary optics bonded to optical mount               $  400,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
1       6/30/98     a     Spacecraft Test Requirement Document initial release             $  400,000    $1,250,000    $ 2,450,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Optical bench preps complete                                     $  400,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     Full set of optical mounts complete                              $  400,000
----------------------------------------------------------------------------------------------------------------------------------
                    d     GPS Receiver order placed                                        $   50,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
2       7/31/98     a     Bus Structure complete (inserts & painting)                      $  450,000    $1,250,000    $ 3,700,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Solid State Recorders complete                                   $  400,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     RF box Engineering Models received                               $  400,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
3       8/31/98     a     Primary/Secondary telescope roll test complete                   $  450,000    $1,250,000    $ 4,950,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Power boxes complete (Battery, PDA, PCU)                         $  400,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     Command & Telemetry Unit received                                $  400,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
4       9/30/98     a     Telescope Assy Complete (mirror pins staked)                     $  450,000    $1,250,000    $ 6,200,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Propulsion module complete                                       $  400,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     Gimbal received                                                  $  400,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
5      10/31/98     a     Telescope Vibration test complete                                $  720,000    $2,476,000    $ 8,676,000
----------------------------------------------------------------------------------------------------------------------------------
                          Wideband data interface EM test complete (SSS
                    b     simulator, SSR, & WBT)                                           $  420,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     Phase 1 & 2 harness complete                                     $  420,000
----------------------------------------------------------------------------------------------------------------------------------
                    d     Structure preps complete (heaters, thermistors)                  $  420,000
----------------------------------------------------------------------------------------------------------------------------------
                    e     Spacecraft Computer received                                     $  420,000
----------------------------------------------------------------------------------------------------------------------------------
                    f     Narrow Band Modulation indexing                                  $   76,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
6       12/1/98     a     Telescope Thermal cycle test complete                            $  225,000    $1,300,000    $ 9,976,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Instrument radiator thermal test complete                        $  215,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     Phase 3, 4, & 5 harness complete                                 $  215,000
----------------------------------------------------------------------------------------------------------------------------------
                    e     STOC certified                                                   $  215,000
----------------------------------------------------------------------------------------------------------------------------------
                    f     Initial Spacecraft Power on                                      $  215,000
----------------------------------------------------------------------------------------------------------------------------------
                    g     Flight software loaded into software test bench                  $  215,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
7       1/19/99     a     Execution of Amendment 11                                        $  200,000    $  200,000    $10,176,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
8       1/25/99     a     Execution of Amendment 12                                        $  120,000    $  120,000    $10,296,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
9       2/1/99      a     Execution of Amendment 15                                        $   80,000    $   80,000    $10,376,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
10      4/8/99      a     Star tracker electrical integration complete (on bus)            $2,000,000    $3,930,000    $14,306,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     SAD/SADE integration complete                                    $1,930,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
11     4/30/99      a     Wideband RF box set (WBT) received                               $1,000,000    $3,000,000    $17,306,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Deployable cover & sunshade complete                             $1,000,000
----------------------------------------------------------------------------------------------------------------------------------

                                                                    Amendment 34
                                                                  SE.1M.PRJ.004A
                                                             Dated July 20, 1999

               EarthWatch QuickBird 1 Milestone Payment Schedule

----------------------------------------------------------------------------------------------------------------------------------
                    c     Gimbal & GDE integration complete                                $1,000,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
12         6/1/99   a     Bus ready for instrument integration                             $1,000,000    $3,000,000    $20,306,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Sensor Subsystem preinstallation testing complete                $1,000,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     Sunshade & trackers installed onto telescope                     $1,000,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
13         6/30/99  a     IRUs delivered, installed & reintegrated                         $1,000,000    $3,000,000    $23,306,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Reed Solomon box bus modifications made                          $1,000,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     Narrowband RF box set (XNBT & SBR) received                      $1,000,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
14         7/31/99  a     Focal Plane installed, aligned, and staked                       $  395,000    $1,040,000    $24,346,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Instrument ready to integrate into bus                           $  395,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     Gimbal Control & Software mods successfully tested               $  250,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
15         8/31/99  a     Instrument installation complete                                 $  500,000    $1,000,000    $25,346,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Instrument integration complete                                  $  500,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
16         9/30/99  a     System baseline performances tests completed since               $  500,000    $1,000,000    $26,346,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Battery louver assembly completed and installed                  $  500,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
17         11/2/99  a     Complete thermal blanket installation                            $  500,000    $1,280,000    $27,626,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Start Thermal Vac test                                           $  500,000
----------------------------------------------------------------------------------------------------------------------------------
                    c     SEP emergency mode controller rework complete                    $  280,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
18        11/30/99  a     Successfully complete Thermal Vacuum Test                        $  500,000    $1,000,000    $28,626,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Complete Solar array installation                                $  500,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
19        12/30/99  a     Successfully complete End to End Compatability test              $  500,000    $1,000,000    $29,626,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Successfully complete Vibration Test                             $  500,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
20         1/31/00  a     Successfully complete acoustic test                              $  500,000    $1,000,000    $30,626,000
----------------------------------------------------------------------------------------------------------------------------------
                    b     Successfully complete post environmental deployment              $  500,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
21         2/29/00  a     Spacecraft Ready to ship                                         $3,000,000    $3,000,000    $33,626,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
22         3/31/00  a     Spacecraft ready for launch                                      $  350,000    $  350,000    $33,976,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
23         5/1/00   a     Completion of in-Orbit test                                      $  349,000    $  349,000    $34,325,000
----------------------------------------------------------------------------------------------------------------------------------

                                  AMENDMENT 35

                                       to

                           CONTRACT SE.1M.PRJ.0004.A

                                    between

                            EARTHWATCH, INCORPORATED
                                      AND
                     BALL AEROSPACE AND TECHNOLOGIES CORP.
                                      FOR
                       THE QUICKBIRD SPACECRAFT CONTRACT


This Amendment incorporates the following changes to the Statement of Work and Payment Schedule of the Contract:

Exhibit C - Statement of Work

Exhibit E - Price and Payment Schedule

          . Payment Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


By: /s/ Shawn Thompson                  12/16/99
-------------------------------       ----------------------------
    Shawn Thompson                     Date
    Director of Contracts



BALL AEROSPACE SYSTEMS DIVISION


By: /s/ Raul A. Rossell                  12/22/99
   ----------------------------        ---------------------------
   Raul A. Rossell                     Date
   Manager of Contracts

                                                                    AMENDMENT 35
                                                       CONTRACT SE.1M.PRJ.0004.A


Exhibit C - Statement of Work
-----------------------------

WAS
---

3.1  DELIVERABLE ITEMS

     a.  Spacecraft Number 1:                    November 3, 1999

     b.  Spacecraft Number 2:                    August 1, 2000 (Assumes
                                                 December 15, 1998 option
                                                 exercise)

     c.  Spacecraft Test Operations Console      with 2/nd/ spacecraft

IS
--

3.1  DELIVERABLE ITEMS

     a.  Spacecraft Number 1:                    May 19, 2000

     b.  Spacecraft Number 2:                    December 22, 2000

     c.  Spacecraft Test Operations Console      with 2/nd/ spacecraft


Exhibit E - Price and Payment Schedule
--------------------------------------

Payment Schedule
----------------
Substitute the SE.1M.PRJ.0004.A dated July 20, 1999 payment milestone schedule with the attached SE.1M.PRJ.0004A dated December 13, 1999 payment milestone schedule.

                                                                       Amend. 35
                                                                SE.1M.PRJ.0004.A
                                                         Dated December 13, 1999


PM-08               QuickBird 1 Payment Milestone Schedule

-----------------------------------------------------------------------------------------------------------------
                                                                            Forecasted      Total         Cum
 Item      Pay      Item                                                      Milestone     Payment      Payment
   #       Date     Line                    Description                         Value       Forecast     Forecast
-----------------------------------------------------------------------------------------------------------------
0           6/9/98  a      Full set of optics received                       $  400,000   $1,200,000   $ 1,200,000
                    b      RWAs received                                     $  400,000
                    c      Primary & secondary optics bonded to optical      $  400,000
                           mounts

1           6/30/98 a      Spacecraft Test Requirement Document initial      $  400,000   $1,250,000   $ 2,450,000
                           release
                    b      Optical bench preps complete                      $  400,000
                    c      Full set of optical mounts complete               $  400,000
                    d      GPS Receiver order placed                         $   50,000

2           7/31/98 a      Bus Structure complete (inserts & painting)       $  450,000   $1,250,000   $ 3,700,000
                    b      Solid State Recorders complete                    $  400,000
                    c      RF box Engineering Models received                $  400,000

3           8/31/98 a      Primary/Secondary telescope roll test complete    $  450,000   $1,250,000   $ 4,950,000
                    b      Power boxes complete (Battery, PDA, PCU)          $  400,000
                    c      Command & Telemetry Unit received                 $  400,000

4           9/30/98 a      Telescope Assy Complete (mirror pins staked)      $  450,000   $1,250,000   $ 6,200,000
                    b      Propulsion module complete                        $  400,000
                    c      Gimbal received                                   $  400,000

5          10/31/98 a      Telescope Vibration test complete                 $  720,000   $2,476,000   $ 8,676,000
                    b      Wideband data interface EM test complete (SSS     $  420,000
                           simulator, SSR, & WBT)
                    c      Phase 1 & 2 harness complete                      $  420,000
                    d      Structure preps complete (heaters, thermistors)   $  420,000
                    e      Spacecraft Computer received                      $  420,000
                    f      Narrow Bond Modulation Indexing                   $   76,000

6           12/1/98 a      Telescope Thermal cycle test complete             $  225,000   $1,300,000   $ 9,975,000
                    b      Instrument radiator thermal test complete         $  215,000
                    c      Phase 3, 4, & 5 harness complete                  $  215,000
                    d      STOC certified                                    $  215,000
                    e      Initial Spacecraft Power on                       $  215,000
                    f      Flight software loaded into software test bench   $  215,000

7           1/19/99 a      Execution of Amendment 11                         $  200,000   $  200,000   $10,176,000

8           1/25/99 a      Execution of Amendment 12                         $  120,000   $  120,000   $10,296,000

9           2/1/99  a      Execution of Amendment 15                         $   80,000   $   80,000   $10,376,000

10          4/8/99  a      Star Tracker Electrical Integration Complete      $2,000,000   $3,830,000   $14,306,000
                             (on bus)
                    b      SAD/SADE Integration Complete                     $1,830,000

11          4/30/99 a      Wideband RF Box Set (WBT) received                $1,000,000   $3,000,000   $17,306,000
                    b      Deployable Cover & Sunshades Complete             $1,000,000
                    c      Gimbal & GDE Integration Complete                 $1,000,000

12          5/31/99 a      Bus Ready for Instrument Integration              $1,000,000   $3,000,000   $20,306,000
                    b      Sensor Subsystem Preinstallation Testing          $1,000,000
                             Complete
                    c      Sunshade & Trackers Installed onto Telescope      $1,000,000

13          6/30/99 a      IRUs delivered, installed & reintegrated          $1,000,000   $3,000,000   $23,306,000
                    b      Reed Solomon Box Bus Modifications Made           $1,000,000
                    c      Narrowband RF Box Set (XNBT & SBR) received       $1,000,000

14          7/31/99 a      Focal Plane Installed, Aligned and Staked         $  385,000   $1,040,000   $24,346,000
                    b      Instrument ready to Integrate into bus            $  385,000
                    c      Gimbal Control & Software Mods                    $  250,000
                             Successfully Tested on Bus

15          8/31/99 a      Instrument Installation complete                  $  500,000   $1,000,000   $25,346,000
                    b      Instrument Integration complete                   $  500,000

                                                                        12/15/99

                                                                       Amend. 35
                                                                SE.1M.PRJ.0004.A
                                                         Dated December 13, 1999


PM-08               QuickBird 1 Payment Milestone Schedule

-----------------------------------------------------------------------------------------------------------------
                                                                            Forecasted      Total         Cum
 Item      Pay     Item                                                      Milestone     Payment      Payment
   #       Date    Line                    Description                         Value       Forecast     Forecast
-----------------------------------------------------------------------------------------------------------------
16         9/30/99 a      System Baseline Performance Tests                 $  500,000   $1,000,000   $26,346,000
                            Completed Successfully
                   b      Battery Louver Assembly Complete and Installed    $  500,000

17        10/31/99 a      Complete thermal blanket installation             $  500,000   $1,280,000   $27,826,000
                   b      Start Thermal Vac Test                            $  500,000
                   c      SEP Emergency Mode Controller Rework              $  280,000
                            Complete

18        11/30/99 a      Successfully complete Thermal Vacuum Test         $  800,000   $1,000,000   $28,626,000
                   b      Complete Solar Array installation                 $  600,000

19        12/30/99 a      De-integrate instrument from Spacecraft Bus       $  220,000   $  660,000   $29,288,000
                   b      Repeat Radiometric Calibration after EKC fix      $  220,000
                   c      Re-integration on instrument into Spacecraft      $  220,000
                            Bus

20         1/31/00 a      Successfully complete End to End Compatability    $  500,000   $1,000,000   $30,286,000
                            test
                   b      Successfully complete Vibration Test              $  500,000

21         2/28/00 a      Successfully complete acoustic test               $  500,000   $1,000,000   $31,286,000
                   b      Successfully complete post environmental          $  500,000
                            deployment tests

22         3/31/00 a      Spacecraft Ready to ship                          $3,000,000   $3,000,000   $34,286,000

23         4/30/00 a      Spacecraft ready for launch                       $  350,000   $  350,000   $34,636,000

24         6/30/00 a      Completion of in-Orbit test                       $  349,000   $  349,000   $34,985,000
-----------------------------------------------------------------------------------------------------------------

                                                                        12/15/99

                                                                       Amend. 35
                                                                 SE.1M.PRJ.0004A
                                                         Dated December 13, 1999


PM-08               QuickBird 1 Payment Milestone Schedule

-----------------------------------------------------------------------------------------------------------------
                                                                            Forecasted      Total         Cum
 Item      Pay     Item                                                      Milestone     Payment      Payment
   #       Date    Line                    Description                         Value       Forecast     Forecast
-----------------------------------------------------------------------------------------------------------------
1         4/14/99  a      Execution of Contract Option                      $2,900,000   $2,900,000   $ 2,900,000

2          5/1/99  a      All Major Subcontracts Placed                     $2,900,000   $2,900,000   $ 5,800,000

3          6/1/99  a      Program Baseline Schedules Released               $  850,000   $2,500,000   $ 8,300,000
                   b      Gimbal Received                                   $  850,000
                   c      Full Set of Optical Mounts Complete               $  800,000

4         8/30/99  a      Full Set of Optics Received                       $  680,000   $2,000,000   $10,300,000
                   b      Panel Bonding Complete                            $  680,000
                   c      80% of Electrical Board Fab Complete              $  700,000

5         7/31/99  a      Full Set of Optics Bonded Complete                $  500,000   $1,000,000   $11,300,000
                   b      Bench Preps Complete                              $  500,000

6         8/31/99  a      Full Set of RF Components Received                $  850,000   $2,500,000   $13,800,000
                            (NBT, SBR, WBDT)
                   b      Zenith Deck Received & Machining Complete         $  850,000
                   c      Structure Match Machining Complete                $  800,000

7         9/30/99  a      Telescope Roll & Wavefront Verification           $  850,000   $2,500,000   $16,300,000
                   b      CPU Shipped to Goodrich                           $  850,000
                   c      Sunshade & Cover Complete                         $  800,000

8        10/31/99  a      Harness Complete                                  $  450,000   $1,300,000   $17,600,000
                   b      Structure Complete                                $  450,000
                   c      Telescope Vibration Successfully Complete         $  400,000

9        11/30/99  a      Structure Preps & Harness Installation            $  625,000   $2,500,000   $20,100,000
                            Complete
                   b      Power Boxes (PCU, SEP, PDAs) complete             $  625,000
                   c      Star Trackers Complete                            $  625,000
                   d      Slim Lamp & Electronics Complete                  $  625,000

10       12/31/99  a      Spacecraft Initial Power on                       $  650,000   $1,600,000   $21,700,000
                   b      GPS Receivers Received                            $  650,000
                   c      Large Tank Subcontracts Placed                    $  150,000
                   d      Large Tank Zenith Deck Modifications Complete     $  150,000

11        1/31/00  a      SCC and CTU Received                              $  850,000   $1,311,500   $23,011,500
                   b      Telescope Complete                                $  850,000
                   c      CDU Lockout Timer and VTCW Hold Change            $   11,800

12        2/28/00  a      RWAs and IRUs received                            $  550,000   $  710,000   $23,721,500
                   b      Star Trackers Small Shades and Final Test         $  150,000
                            Complete

13        3/31/00  a      Battery Complete                                  $  700,000   $  700,000   $24,421,500

14        4/30/00  a      Propulsion Module Complete                        $  560,000   $  560,000   $24,881,500

15        5/31/00  a      Bus Ready for Instrument Instllation              $  700,000   $  700,000   $25,681,500

16        6/30/00  a      Instrument Completetion Complete                  $  700,000   $  700,000   $26,361,500

17        7/31/00  a      Instrument Integration Complete                   $  700,000   $  700,000   $27,081,500

18        8/31/00  a      Spacecraft Initial Tests                          $  700,000   $  700,000   $27,781,500

19        9/30/00  a      Complete Thermal Vac                              $  700,000   $  700,000   $28,491,500

                                                                        12/15/90

                                                                       Amend. 35
                                                                SE.1M.PRJ.0004.A
                                                         Dated December 13, 1999


PM-08               QuickBird 2 Payment Milestone Schedule

                                                                            Forecasted      Total         Cum
 Item      Pay     Line                                                      Milestone     Payment      Payment
   #       Date    Item                    Description                         Value       Forecast     Forecast
-----------------------------------------------------------------------------------------------------------------
20        10/31/00 a      Solar Array Installation Complete                 $  700,000   $  700,000   $28,181,500

21        11/30/00 a      Complete Vibration Testing                        $  330,000   $  330,000   $29,511,500

22        12/31/00 a      Spacecraft Ready to Ship                          $2,000,000   $2,000,000   $31,511,600

                                                                    AMENDMENT 36
                                                      CONTRACT SE. 1M.PRJ.0004.A

                                 AMENDMENT 36

                                      to


                           CONTRACT SE.1M.PRJ.0004.A

                                    between

                            EARTHWATCH, INCORPORATED
                                      AND
                     BALL AEROSPACE AND TECHNOLOGIES CORP.

                                      FOR

                       THE QUICKBIRD SPACECRAFT CONTRACT


This Amendment incorporates the following changes to the QuickBird 2 Specifications and QuickBird 2 Payment Schedule of the Contract:

Exhibit D - Specifications
Articles 3.1.2.1, 3.1.3.6, 3.2.1, 3.3.3, 3.6.1, 3.6.2.1.2, 3.6.2.1.4, 3.6.2.3,
3.6.4.1, 3.6.4.2.1, and 3.6.4.2.3

Exhibit E - Price and Payment Schedule
QuickBird 2 Payment Milestone Schedule

Entire Aggreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.


EARTHWATCH, INCORPORATED


By: /s/ Shawn Thompson                             Date:     3/3/00
    --------------------------------                    -----------------
    Shawn Thompson
    Director of Contracts


BALL AEROSPACE & TECHNOLOGIES CORPORATION


By: /s/ Raul A. Rossell                            Date:     3/3/00
    ---------------------------------                   -----------------
    Raul A. Rossell
    Manager of Contracts

           EarthWatch QuickBird Milestone Payment Schedule              Amend 36
                                                                  SE.1M.PRJ.004A
PM-08      QuickBird 2 Payment Milestone Schedule        Dated: February 4, 2000

-----------------------------------------------------------------------------------------------------------------------
                  Line                                                        Forecasted     Total Payment  Cum Payment
Item #  Pay Date  Item                    Description                       Milestone Value     Forecast      Forecast
-----------------------------------------------------------------------------------------------------------------------
1       4/14/99    a    Execution of Contract Option                           $2,900,000      $2,900,000   $ 2,900,000

2        5/1/99    a    All Major Subcontracts Placed                          $2,900,000      $2,900,000   $ 5,800,000

3        6/1/99    a    Program Baseline Schedules Released                    $  850,000      $2,500,000   $ 8,300,000
                   b    Gimbal Received                                        $  850,000
                   c    Full Set of Optical Mounts Complete                    $  800,000

4       6/30/99    a    Full Set of Optics Received                            $  650,000      $2,000,000   $10,300,000
                   b    Panel Bonding Complete                                 $  650,000
                   c    80% of Electrical Board Fab Complete                   $  700,000

5       7/31/99    a    Full Set of Optics Bonded Complete                     $  500,000      $1,000,000   $11,300,000
                   b    Bench Preps Complete                                   $  500,000

6       8/31/99    a    Full Set of RF Components Received (NBT, SBR, WBDT)    $  850,000      $2,500,000   $13,800,000
                   b    Zenith Deck Received & Machining Complete              $  850,000
                   c    Structure Match Machining Complete                     $  800,000

7       9/30/99    a    Telescope Roll & Wavefront Verification                $  850,000      $2,500,000   $16,300,000
                   b    CPU Shipped to Goodrich                                $  850,000
                   c    Sunshade & Cover Complete                              $  800,000

8      10/31/99    a    Harness Complete                                       $  450,000      $1,300,000   $17,600,000
                   b    Structure Complete                                     $  450,000
                   c    Telescope Vibration Successfully Complete              $  400,000

9      11/30/99    a    Structure Preps & Harness Installation Complete        $  625,000      $2,500,000   $20,100,000
                   b    Power Boxes (PCU, SEP, PDAs) complete                  $  625,000
                   c    Star Trackers Complete                                 $  625,000
                   d    Stim Lamp & Electronics Complete                       $  625,000

10     12/31/99    a    Spacecraft Initial Power on                            $  650,000      $1,600,000   $21,700,000
                   b    GPS Receivers Received                                 $  650,000
                   c    Large Tank Subcontracts Placed                         $  150,000
                   d    Large tank Zenith Deck Modifications Complete          $  150,000

11      1/31/00    a    SCC and CTU Received                                   $  650,000      $1,301,500   $23,001,500
                   b    Telescope Complete                                     $  650,000
                   c    CDU Lockout Timer Change                               $    1,500

12      2/28/00    a    RWAs and IRUs received                                 $  560,000      $  710,000   $23,711,500
                   b    Star Trackers Small Shades and Final Test Complete     $  150,000

13      3/31/00    a    Battery Complete                                       $  700,000      $  700,000   $24,411,500

14      4/30/00    a    Bus Baseline Performance Tests Complete                $  560,000      $  810,000   $25,221,500
                   b    Large Propulsion Tank Received                         $  250,000

15      5/31/00    a    Bus Ready for Instrument Installation                  $  700,000      $1,100,000   $26,321,500
                   b    Large Propulsion Tank Welded                           $  400,000

16      6/30/00    a    Instrument Complete                                    $  700,000      $1,100,000   $27,421,500
                   b    Propulsion Module Complete                             $  400,000

17      7/31/00    a    Instrument Integration Complete                        $  700,000      $  700,000   $28,121,500

18      8/31/00    a    Spacecraft Initial Tests                               $  700,000      $  700,000   $28,821,500

19      9/30/00    a    Complete Thermal Vac                                   $  700,000      $  700,000   $29,521,500

20     10/31/00    a    Solar Array Installation Complete                      $  700,000      $  700,000   $30,221,500

21     11/30/00    a    Complete Vibration Testing                             $  330,000      $  330,000   $30,551,500

22     12/31/00    a    Spacecraft Ready to Ship                               $2,000,000      $2,000,000   $32,551,500
-----------------------------------------------------------------------------------------------------------------------

                                  AMENDMENT 37
                                       to
                           CONTRACT SE.1M.PRJ.0004.A
                                    between
                            EARTHWATCH, INCORPORATED
                                      and
                     BALL AEROSPACE AND TECHNOLOGIES CORP.
                                      for
                       THE QUICKBIRD SPACECRAFT CONTRACT


This Amendment incorporates the following changes to the Statement of Work and Payment Schedule of the Contract:

Exhibit C - Statement of Work

Exhibit E - Price and Payment Schedule
            Payment Schedule

Entire Agreement. This Amendment, hereto constitute the entire understanding of the parties with respect to the subject matter of this Amendment and supersedes all prior and contemporaneous agreements or understandings. By signing this Amendment, each party represents to the other that it has the authority to sign this Amendment and this Amendment is enforceable against it in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives


EARTHWATCH, INCORPORATED

By:  /s/ Shawn Thompson          6/12/00
     Shawn Thompson              Date
     Director of Contracts


BALL AEROSPACE & TECHNOLOGIES CORP.

By:
     Raul A. Rossell             Date
     Manager of Contracts

                                                      CONTRACT SE.1M.PRJ.00004.A
                                                                    AMENDMENT 37

Exhibit C - Statement of Work: The exhibit is modified to change the delivery schedule for Spacecraft Number 2. No other changes to the exhibit are made.


WAS
---
3.1  DELIVERABLE ITEMS
     a.  Spacecraft Number 1:      May 19, 2000
     b.  Spacecraft Number 2:      December 22, 2000

IS
--

3.1  DELIVERABLE ITEMS
     a.  Spacecraft Number 1:      May 19, 2000
     b.  Spacecraft Number 2:      March 21, 2001

Exhibit E - Price and Payment Schedule

Payment Schedule

Substitute the SE.1M.PRJ.00004.A dated December 13, 1999 payment milestone schedule with the attached SE.1M.PRJ.00004A dated May 30,2000 payment milestone schedule.

This Amendment covers BATC's cost impact through 6/1/2000, resulting from EarthWatch/Eastman Kodak delivery delay of the Flight Module 2 Sensor Subsystem to BATC. All subsequent impact to BATC following 6/1/2000, if any shall be the subject of a future proposal and Amendment to this contract.

                                                       CONTRACT SE.1M.PRJ.0004.A
                                                                    AMENDMENT 37
                                                                    May 30, 2000

--------------------------------------------------------------------------------------------------------
     Pay                                                                           Total         Cum
    Date       Milestone                Description                   Value       Payment      Payment
--------------------------------------------------------------------------------------------------------
 4/1/99        1 thru 6   QuickBird 2 payments to date             $21,296,500  $21,296,500  $21,296,500
through          7 a,b
3/31/00          8 a,b
                9 a,c,d
               10 b,c,d
                 11a,c
                 12a,b
                  13
--------------------------------------------------------------------------------------------------------
5/30/00           7c      Sunshade & Cover Complete                $   200,000  $   517,520  $21,814,020
                  8c      Telescope Vibration Successfully         $   317,520
                          Complete
--------------------------------------------------------------------------------------------------------
6/30/00           10a     Spacecraft Initial Power-On              $   312,263  $   562,263  $22,376,283
                  14b     Large Propulsion Tank Received           $   250,000
--------------------------------------------------------------------------------------------------------
7/31/00           11b     Telescope Complete                       $   613,606  $   613,606  $22,989,889
--------------------------------------------------------------------------------------------------------
8/31/00           9b      Power Boxes (PCU, SEP, PDAs) Complete    $   664,513  $   664,513  $23,654,402
--------------------------------------------------------------------------------------------------------
9/30/00           15b     Large Propulsion Tank Welded             $   200,000  $   697,669  $24,352,071
                  14a     Bus Baseline Performance Tests Complete  $   497,669
--------------------------------------------------------------------------------------------------------
10/31/00          16b     Propulsion Module Complete               $   400,000  $   731,429  $25,083,500
                  15a     Bus Ready for Instrument Installation    $   331,429
--------------------------------------------------------------------------------------------------------
11/30/00          16a     Instrument Complete                      $   400,000  $   760,417  $25,843,917
                  17a     Instrument Integration Complete          $   360,417
--------------------------------------------------------------------------------------------------------
12/31/00          18a     Spacecraft Initial Tests                 $   700,000  $ 1,084,583  $26,928,500
                  19a     Complete Thermal Vac                     $   384,583
--------------------------------------------------------------------------------------------------------
1/31/01           20a     Solar Array Installation Complete        $ 1,500,000  $ 3,072,500  $30,001,000
                  21a     Complete Vibration Testing               $ 1,572,500
--------------------------------------------------------------------------------------------------------
2/28/01           22a     Spacecraft Ready to Ship                 $ 3,036,250  $ 3,036,250  $33,037,250
--------------------------------------------------------------------------------------------------------